Exhibit 99.2
Forward Looking Statements
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company’s actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets; performance of affiliates or companies in which we have made investments; changes in operating costs; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; the cost and availability of new debt financings; volatility of interest rates or capital market conditions; effect of any terrorist activity; or other factors affecting the real estate industry generally.
Except as otherwise required by the federal securities laws, the company assumes no liability to update the information in this press release.
The company refers you to the documents filed by the company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the company’s Annual Report on Form 10-K for the year ended December 31, 2004, which discuss these and other factors that could adversely affect the company’s results.
1/25/2006

Colonial Properties Trust

TABLE OF CONTENTS
	Overview and Contact Information	3
1.	Quarterly Earnings Announcement and Financial Statements	4
2.	Corporate Summary and Trends
	EPS and FFO Reconciliation	8
	Dividend Summary/Shares & Units	9
	Segment Data Summary (Divisional NOI)	9
	Segment Data & Reconciliation (Divisional NOI)	10
	Divisional NOI Breakout: By Sector & Market	13
	EBITDA Reconciliation	14
	Supplemental Data	14
	Coverage Ratios	15
	Investment Activities	16
	Capital Expenditures, Tenant Improvements & Leasing Commissions	17
3.	Debt Summary/Total Market Capitalization	18
4.	Equity Issues: Common & Preferred	20
5.	Development Pipeline/Acquisition & Disposition Detail	22
6.	Unconsolidated Partnerships Summary	25
7.	Multifamily Division Summary
	Divisional NOI	26
	Operational Statistics	27
	Occupancy Schedule	29
8.	Office Division Summary
	Divisional NOI	35
	Operational Statistics	36
	Lease Expiration/Tenant Concentration	37
	Leasing Execution	38
	Occupancy Schedule	40
9.	Retail Division Summary
	Divisional NOI	43
	Operational Statistics	44
	Tenant Performance	46
	Capex/Lease Expiration/Tenant Concentration	47
	Leasing Execution	48
	Occupancy Schedule	50
10.	Glossary of Terms	53

4Q05	NYSE: CLP

COLONIAL PROPERTIES TRUST
Colonial Properties Trust (NYSE:CLP) is a diversified real estate investment trust (REIT) headquartered in Birmingham, Alabama. The Company is a self-administered and self-managed REIT with fully-integrated real estate activities including development of new properties, acquisition of existing properties, build-to-suit development, and the provision of management, leasing and brokerage services for income-producing real estate.
The Company’s initial public offering was in September, 1993. The solid performance Colonial Properties Trust has achieved is a direct result of the Company’s business strategy, the Colonial Star Strategy. Under its Colonial Star Strategy, the Company operates a diversified portfolio of multifamily, office and retail properties in select markets in the Sunbelt region of the United States. Colonial Properties Trust focuses on delivering consistent long-term performance through both its existing operations and its external investment strategies.
COLONIAL STAR STRATEGY

Achieve Consistent Long-term Performance through:
- Diversified Property Portfolio
- Investment in High Growth Sunbelt Cities
- Operating Excellence
- Mixed Use Investment
- Acquisitions/Development/Dispositions
- TRS Activities / For Sale Developments
- Balance Sheet Management
CONTACT INFORMATION

Headquarters	Investor Relations
Colonial Properties Trust	Barbara Pooley
2101 Sixth Avenue North, Suite 750	Senior Vice President
Birmingham, Alabama 35203	800-645-3917
205-250-8700	704-552-8538 — fax
205-250-8890 — fax

www.colonialprop.com	To receive an Investor Package, please contact:
704-643-7970
TRANSFER AGENT

Computershare	The Company’s Transfer Agent manages share certificate
P.O. Box 43010	transactions including transfers, sales, dividend reinvestment
Providence, RI 02940-3010	and optional cash investment transactions.
Investor Relations: 800-730-6001
www.computershare.com
EQUITY RESEARCH COVERAGE

Bear Stearns	Ross Smotrich / Amy Young	212-272-8046 / 212-272-3523
Citigroup Smith Barney	Jon Litt / Jordan Sadler	212-816-0231 / 212-816-0438
Green Street Advisors	John Arabia / Michael Chong	949-640-8780
Stifel Nicolaus	Rod Petrick / Tamara Fique	410-454-4131 / 410-454-5873
Harris Nesbitt Research	Rich Anderson	646-346-7077
Merrill Lynch	Bill Acheson	212-449-0035
Standard & Poor’s Research	Raymond Mathis	212-438-9558
Wachovia Securities	Steve Swett	212-909-0954
GUIDANCE

	1Q 2006 Range		FYE 2006 Range
Fully Diluted Earnings per Share	$0.08	$0.16	$1.43	$1.95
Plus: Real Estate Depreciation & Amortization	0.80	0.80	3.20	3.20
Less: Gain on Sale of Assets	(0.10)	(0.15)	(0.85)	(1.25)

Fully Diluted Funds from Operations per Share	$0.78	$0.81	$3.78	$3.90

4Q05	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2005
BALANCE SHEET

($ in 000s)	As of	As of
	12/31/2005	12/31/2004

ASSETS
Real Estate Assets
Operating Properties	$3,957,289	$2,696,304
Undeveloped Land & Construction in Progress	202,052	158,954

Total Real Estate, before Depreciation	4,159,341	2,855,258
Less: Accumulated Depreciation	(453,365)	(437,635)
Real Estate Assets Held for Sale, net	367,372	167,712

Net Real Estate Assets	4,073,348	2,585,335

Cash and Equivalents	30,615	10,725
Restricted Cash	8,142	2,333
Accounts Receivable, net	28,543	20,642
Notes Receivable	36,387	906
Prepaid Expenses	19,549	11,238
Deferred Debt and Lease Costs	50,436	36,750
Investment in Unconsolidated Subsidiaries	123,700	65,472
Other Assets	128,538	67,942

Total Assets	$4,499,258	$2,801,343

LIABILITIES
Long-Term Liabilities
Unsecured Credit Facility	$210,228	$239,970
Notes and Mortgages Payable	2,274,620	1,615,817
Mortages Payable Related to Real Estate Assets Held for Sale	9,502	—

Total Long-Term Liabilities	2,494,350	1,855,787

Other Liabilities	138,861	74,548

Total Liabilities	2,633,211	1,930,335

MINORITY INTEREST & EQUITY

Limited Partners’ Interest in Consolidated Partnership	8,094	1,389

Preferred Shares and Units, at Liquidation Value
Series B 7 1/4%, Preferred Units	100,000	100,000
Series C 9 1/4%, Preferred Shares	50,000	50,000
Series D 8 1/8%, Preferred Shares	125,000	125,000
Series E 7 5/8%, Preferred Shares	133,159	—

Total Preferred Shares and Units, at Liquidation Value	408,159	275,000

Common Equity, including Minority Interest in Operating Partnership	1,449,794	594,619

Total Equity, including Minority Interest	1,866,047	871,008

Total Liabilities and Equity	$4,499,258	$2,801,343

SHARES & UNITS OUTSTANDING, END OF PERIOD

(shares and units in 000s)	As of	As of
	12/31/2005	12/31/2004

Basic
Shares	44,857	27,599
Operating Partnership Units (OP Units)	10,872	10,373

Total Shares & OP Units	55,729	37,972

Dilutive Common Share Equivalents	391	341

Diluted
Shares	45,248	27,940
Total Shares & OP Units	56,120	38,313

4Q05	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2005
CONSOLIDATED STATEMENTS OF INCOME

($ in 000s, except per share data)	Three Months Ended			Twelve Months Ended
	12/31/2005	12/31/2004		12/31/2005	12/31/2004

Revenue
Minimum Rent	$115,412	$72,762	58.6%	$410,135	$258,802	58.5%
Percentage Rent	2,187	1,514	44.5%	3,801	2,960	28.4%
Tenant Recoveries	9,694	8,776	10.5%	37,579	31,016	21.2%
Other Property Related Revenue	8,433	4,795	75.9%	28,752	17,531	64.0%
Other Non-Property Related Revenue	4,692	3,439	36.4%	15,176	7,321	107.3%

Total Revenue	140,418	91,286	53.8%	495,443	317,630	56.0%

Operating Expenses
Property Operating Expenses:
General Operating Expenses	12,006	6,473	85.5%	40,495	23,519	72.2%
Salaries and Benefits	8,635	4,510	91.5%	29,937	15,468	93.5%
Repairs and Maintenance	11,546	8,431	36.9%	43,557	30,080	44.8%
Taxes, Licenses, and Insurance	14,015	8,138	72.2%	51,785	29,677	74.5%

Total Property Operating Expenses	46,202	27,552	67.7%	165,774	98,744	67.9%

General and Administrative	11,497	9,078	26.6%	42,040	27,287	54.1%
Depreciation	37,777	22,516	67.8%	129,954	79,344	63.8%
Amortization	7,443	3,643	104.3%	51,769	8,681	496.3%

Total Operating Expenses	102,919	62,789	63.9%	389,537	214,056	82.0%

Income from Operations	37,499	28,497	31.6%	105,906	103,574	2.3%

Other Income (Expense)
Interest Expense	(36,815)	(22,600)	62.9%	(130,636	) (77,743)	68.0%
Interest Income	1,773	244	626.6%	4,460	1,064	319.2%
Income from Investments	(1,964)	445	-541.3%	(886)	1,145	-177.4%
Gain on Hedging Activities	200	245	-18.4%	698	387	80.4%
Gain on Sale of Property(1)	100,713	5,839	1624.8%	111,238	8,860	1155.5%
Other	(728)	(415)	75.4%	(2,343)	(691)	239.1%

Total Other Income (Expense)	63,179	(16,242)	-489.0%	(17,469)	(66,978)	-73.9%

Income (Loss) before Minority Interest & Discontinued Operations	100,678	12,255	721.5%	88,437	36,596	141.7%

Minority Interest
Minority Interest of limited partners	(2,361)	(245)	863.7%	(5,830)	(281)	1974.7%
Minority Interest in CRLP — Preferred	(1,813)	(1,813)	0.0%	(7,250)	(7,494)	-3.3%
Minority Interest in CRLP — Common	(17,603)	(1,776)	891.2%	(11,806)	(3,879)	204.4%

Total Minority Interest	(21,777)	(3,834)	468.0%	(24,886)	(11,654)	113.5%

Income from Continuing Operations	78,901	8,421	837.0%	63,551	24,942	154.8%

Discontinued Operations
Income from Discontinued Operations	4,765	7,925	-39.9%	16,452	23,425	-29.8%
Gain (Loss) on Disposal of Discontinued Operations	(197)	6,273	-103.1%	184,410	17,574	949.3%
Minority Interest in Discontinued Operations	(891)	(3,879)	-77.0%	(44,772)	(11,323)	295.4%

Income from Discontinued Operations	3,677	10,319	-64.4%	156,090	29,676	426.0%

Net Income	82,578	18,740	340.7%	219,641	54,618	302.1%

Dividends to Preferred Shareholders	(6,232)	(3,695)	68.7%	(22,391)	(14,781)	51.5%

Net Income Available to Common Shareholders	$76,346	$15,045	407.5%	$197,250	$39,837	395.1%

Earnings per Share — Basic
Continuing Operations	$1.63	$0.17	0.0%	$1.08	$0.38	184.2%
Discontinued Operations	0.08	0.37	-78.4%	4.10	1.09	276.1%

EPS — Basic	$1.71	$0.54	216.7%	$5.18	$1.47	252.4%

Earnings per Share — Diluted
Continuing Operations	$1.61	$0.17	0.0%	$1.07	$0.37	189.2%
Discontinued Operations	0.08	0.37	-78.4%	4.06	1.08	275.9%

EPS — Diluted	$1.69	$0.54	213.0%	$5.13	$1.45	253.8%

4Q05	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2005

(1)	For the three and twelve months ended December 31, 2005, gains on sales of property includes gains of $6.2 million and $13.6 million, respectively, from condominium sales at Colonial’s two conversion properties. A summary of revenues and costs of condominium activities for the three and twelve months ended December 31, 2005 was as follows:

	Three Months	Twelve Months
	Ended	Ended
	December 31,	December 31,
	2005	2005
Condominium revenues, net	$38,042	$79,322
Condominium costs	(31,843)	(65,713)

Gains on condominium sales, before minority interest and income taxes	6,199	13,609
Minority interest	(2,361)	(5,241)
Provision for income taxes	(1,588)	(3,660)

Gains on condominium sales, net of minority interest and income taxes	$2,250	$4,708

For additional information regarding these condominium conversion projects, see page 28.
FOURTH QUARTER FUNDS FROM OPERATIONS (FFO) RECONCILIATION

($ in 000s, except per share data)	Three Months Ended			Twelve Months Ended
	12/31/2005	12/31/2004		12/31/2005	12/31/2004

Net Income Available to Common Shareholders	$76,346	$15,045	407.5%	$197,250	$39,837	395.1%
Minority Interest in CRLP (Operating Ptr Unitholders)	18,494	5,655	227.0%	56,578	15,202	272.2%
Minority Interest in Gain/(Loss) on Sale of Undepreciated Property	2,361	—		5,241	—

Total	97,201	20,700	369.6%	259,069	55,039	370.7%

Adjustments — Consolidated Properties
Depreciation — Real Estate	38,211	24,466	56.2%	135,121	90,659	49.0%
Amortization — Real Estate	7,569	3,819	98.2%	58,029	9,482	512.0%
Remove: Gain/(Loss) on Sale of Property, net of Income Tax	(98,577)	(5,610)	1657.2%	(288,621)	(18,473)	1462.4%
Include: Gain/(Loss) on Sale of Undepreciated Property, net of Income Tax and Minority Interest	3,004	1,189	152.6%	8,063	3,313	143.4%

Total Adjustments — Consolidated	(49,793)	23,864	-308.7%	(87,408)	84,981	-202.9%

Adjustments — Unconsolidated Properties
Depreciation — Real Estate	3,826	1,649	132.0%	7,501	4,562	64.4%
Amortization — Real Estate	965	7	13685.7%	969	89	988.8%
Remove: Gain/(Loss) on Sale of Property	118	(6,267)	-101.9%	(2,200)	(7,061)	-68.8%

Total Adjustments — Unconsolidated	4,909	(4,611)	-206.5%	6,270	(2,410)	-360.2%

Funds from Operations	$52,317	$39,953	30.9%	$177,931	$137,610	29.3%

FFO per Share
Basic	$0.94	$1.06	-10.9%	$3.65	$3.67	-0.7%
Diluted	$0.93	$1.05	-10.8%	$3.62	$3.64	-0.6%
Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.
The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry.FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.
FOURTH QUARTER SHARES AND UNITS OUTSTANDING, WEIGHTED

(shares and units in 000s)	Three Months Ended			Twelve Months Ended
	12/31/2005	12/31/2004		12/31/2005	12/31/2004

Basic
Shares	44,696	27,467	62.7%	38,071	27,121	40.4%
Operating Partnership Units (OP Units)	10,872	10,323	5.3%	10,740	10,347	3.8%

Total Shares & OP Units	55,568	37,790	47.0%	48,811	37,468	30.3%

Dilutive Common Share Equivalents	444	372	19.4%	391	341	14.7%

Diluted
Shares	45,140	27,839	62.1%	38,462	27,462	40.1%
Total Shares & OP Units	56,012	38,162	46.8%	49,202	37,809	30.1%

4Q05	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2005
FOURTH QUARTER SEGMENT DATA & RECONCILIATION

	Three Months Ended			Twelve Months Ended
	12/31/2005	12/31/2004		12/31/2005	12/31/2004
Net Operating Income (NOI)
Divisional Same-Property NOI
Multifamily	$15,121	$13,287	13.8%	$55,742	$51,302	8.7%
Office	17,117	16,975	0.8%	67,346	67,829	-0.7%
Retail	12,866	12,609	2.0%	46,689	45,681	2.2%

Total Same-Property	45,104	42,871	5.2%	169,777	164,812	3.0%
Less: Unconsolidated Assets	(1,066)	(989)		(3,743)	(3,492)

Same-Property NOI, Consolidated	44,038	41,882		166,034	161,320

Divisional Non Same-Property NOI
Multifamily	33,517	9,097		111,230	23,978
Office	12,114	838		22,929	2,118
Retail	14,047	22,457		65,414	72,685

Total Non-Same Property	59,678	32,392		199,573	98,781
Less: Unconsolidated Assets	(7,512)	(2,454)		(14,040)	(7,119)

Non Same-Property NOI, Consolidated	52,166	29,938		185,533	91,662

Divisional Total NOI
Multifamily	48,638	22,384	117.3%	166,972	75,280	121.8%
Office	29,231	17,813	64.1%	90,275	69,947	29.1%
Retail	26,913	35,066	-23.3%	112,103	118,366	-5.3%

Total Divisional NOI	104,782	75,263	39.2%	369,350	263,593	40.1%

Less: NOI, Unconsolidated	(8,578)	(3,443)		(17,784)	(10,611)
Less: Discontinued Operations	(6,307)	(11,316)		(36,693)	(41,498)
Unallocated Corporate Rev	4,692	3,439		15,176	7,321
Other Revenue (Expense)	(373)	(209)		(380)	81
General & Administrative Expenses	(11,497)	(9,078)		(42,040)	(27,287)
Depreciation	(37,777)	(22,516)		(129,954)	(79,344)
Amortization	(7,443)	(3,643)		(51,769)	(8,681)

Income from Operations, restated for additional discontinued operations	37,499	28,497		105,906	103,574
Total Other Income (Expense)	63,179	(16,242)		(17,469)	(66,978)

Income from Continuing Operations before Extraordinary Items, Minority Interest and Discontinued Operations, as restated for additional discontinued operations	100,678	12,255		88,437	36,596

Add: Discontinued Operations Income, post 4Q 2004	—	(3,511)		—	(2,948)

Income from Continuing Operations before Extraordinary Items, Minority Interest and Discontinued Operations, per corresponding 10-K or 10-Q	$100,678	$8,744		$88,437	$33,648

Divisional NOI is defined as total property revenues, including unconsolidated partnerships and joint ventures, less real estate expenses (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees).
The Company believes Total Divisional NOI (and other NOI measures aggregating segment data) is useful to investors as a meaningful indicator of property level operating performance and current market conditions affecting the Company . Additionally, the Company also believes Total Divisional NOI (and such other NOI measures) is useful to investors because NOI is commonly used industry-wide to evaluate and compare property level operating results of real estate companies, allowing investors to view the Company in comparison to these other real estate companies. The Company cautions investors that other real estate companies may calculate Total Divisional NOI on a basis different than the Company. In addition, Total Divisional NOI (and such other NOI measures) should not be viewed as a substitute measure of performance for GAAP income from continuing operations or other applicable GAAP performance measures.

4Q05	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)
NET INCOME TO COMMON SHAREHOLDERS

	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
Net Income to Common S/H	$13,389	$6,441	$4,960	$15,047	$39,837	$69,905	$7,823	$41,932	$76,346	$197,250

Earnings per Share
- Basic	$0.50	$0.24	$0.18	$0.54	$1.47	$2.51	$0.20	$1.04	$1.71	$5.18
growth	-3.5%	48.6%	-30.0%	48.6%	-50.4%	402.0%	-15.9%	483.3%	216.7%	252.4%

- Diluted	$0.50	$0.24	$0.18	$0.54	$1.45	$2.51	$0.20	$1.04	$1.69	$5.13
growth	-4.8%	47.0%	-30.9%	45.9%	-50.0%	402.0%	-15.0%	483.3%	213.0%	253.8%
FUNDS FROM OPERATIONS RECONCILIATION

Net Income to Common S/H	$13,389	$6,441	$4,960	$15,045	$39,837	$69,905	$7,823	$41,932	$76,346	$197,250
Minority Int. in CRLP (Cont & Disc)	5,202	2,463	1,884	5,655	15,202	25,974	2,154	11,201	18,494	56,578
Minority Int. in Gain/(Loss) on
Sale of Undeprec. Property	—	—	—	—	—	—	—	2,880	2,361	5,241

Total	18,591	8,904	6,844	20,700	55,039	95,879	9,977	56,013	97,201	259,069

Adjustments — Consolidated
Depreciation — Real Estate	20,728	21,554	23,911	24,466	90,659	25,227	34,658	37,029	38,211	135,121
Amortization — Real Estate	1,399	1,797	2,467	3,819	9,482	3,587	24,720	22,152	7,569	58,029
’-’:(Gain)/Loss-Sale of Prop, net of Income Tax	(10,117)	(364)	(2,446)	(5,610)	(18,473)	(90,336)	(27,530)	(72,183)	(98,577)	(288,621)
’+’:Gain/(Loss)-Undeprec Prop, net of Inc. Tax and MI	732	668	791	1,189	3,313	937	1,194	2,934	3,004	8,063

Total Adjustments — Cons.	12,742	23,655	24,723	23,864	84,981	(60,585)	33,042	(10,068)	(49,793)	(87,408)

Adjustments — Unconsolidated
Depreciation — Real Estate	1,041	918	955	1,649	4,562	1,173	1,210	1,278	3,826	7,501
Amortization — Real Estate	16	20	46	7	89	1	2	1	965	969
’-’:(Gain)/Loss-Sale of Prop	—	(799)	1	(6,267)	(7,061)	(2,440)	—	115	118	(2,200)

Total Adjustments — Uncons.	1,057	139	1,002	(4,611)	(2,410)	(1,266)	1,212	1,394	4,909	6,270

Funds from Operations	$32,390	$32,698	$32,569	$39,953	$137,610	$34,028	$44,231	$47,339	$52,317	$177,931

FFO Per Share

- Basic	$0.87	$0.87	$0.87	$1.06	$3.67	$0.89	$0.88	$0.93	$0.94	$3.65
growth	-0.1%	12.5%	3.5%	7.6%	5.9%	1.9%	0.9%	6.8%	-10.9%	-0.7%

- Diluted	$0.87	$0.87	$0.86	$1.05	$3.64	$0.89	$0.88	$0.93	$0.93	$3.62
growth	-0.6%	12.4%	3.3%	7.7%	5.8%	3.0%	1.7%	7.8%	-10.8%	-0.6%
Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.
The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry.FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.

4Q05	NYSE:CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)
DIVIDEND SUMMARY

	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
Price per Share (End of Period)	$40.80	$38.53	$40.22	$39.27		$38.41	$44.00	$44.48	$41.98
Dividend Per Share	$0.67	$0.67	$0.67	$0.67	$2.680	$0.675	$0.675	$0.675	$0.675	$2.700
Dividend Yield (End of Period)	6.6%	7.0%	6.7%	6.8%		7.0%	6.1%	6.1%	6.4%

Payout
Dividend/EPS — Diluted	134.0%	284.8%	373.0%	124.1%	184.8%	26.9%	337.5%	64.9%	39.7%	52.6%
Dividend/FFO — Diluted	77.4%	77.3%	78.1%	64.0%	73.6%	75.7%	76.7%	73.0%	72.4%	74.8%
See Funds from Operations Reconciliation on page 8 for a reconcilation of FFO to earnings. Dividend/FFO — Diluted is useful to investors as an additional measure to determine the Company’s ability to pay its dividend.
SHARES & UNITS

Shares
Basic — Weighted Avg	26,670	27,089	27,252	27,467	27,121	27,824	39,325	40,289	44,696	38,071
Diluted — Weighted Avg (1)	27,045	27,382	27,615	27,839	27,467	27,824	39,325	40,289	45,140	38,462
Outstanding (End of Period)	26,933	27,191	27,319	27,599		28,007	39,657	44,507	44,857

Units
Weighted Avg	10,361	10,358	10,345	10,323	10,347	10,338	10,868	10,872	10,872	10,740
Outstanding (End of Period)	10,361	10,345	10,345	10,373		10,296	10,873	10,872	10,872

Shares & Units
Basic — Weighted Avg	37,031	37,447	37,597	37,790	37,468	38,162	50,193	51,161	55,568	48,811
Diluted — Weighted Avg (1)	37,406	37,740	37,960	38,162	37,809	38,162	50,193	51,161	56,012	49,202
Outstanding (End of Period)	37,294	37,536	37,664	37,972		38,303	50,530	55,380	55,729
(1) For periods where the Company reported a net loss from continuing operations (after preferred dividends), the effect of dilutive shares has been excluded from per share computations as including such shares would be anti-dilutive.
SEGMENT DATA SUMMARY *(1)

Same-Property Portfolio *(2)
Divisional Revenues	59,141	59,441	61,259	62,446	242,287	59,793	62,616	63,040	64,724	250,175
Divisional Expenses	18,900	19,001	20,000	19,575	77,476	19,798	20,206	20,773	19,620	80,396

Divisional NOI	40,241	40,440	41,259	42,871	164,811	39,995	42,410	42,267	45,104	169,777

Divisional NOI Margin	68.0%	68.0%	67.4%	68.7%	68.0%	66.9%	67.7%	67.0%	69.7%	67.9%

growth *(3)	0.3%	-2.1%	2.4%	2.1%	0.7%	-0.2%	3.8%	3.2%	5.2%	3.0%

Same-Property without Terminations
Lease Terminations	(500)	(61)	(1,100)	(260)	(1,921)	(67)	(894)	(732)	(154)	(1,847)

Divisional NOI w/o Term.	39,741	40,379	40,159	42,611	162,890	39,928	41,516	41,535	44,950	167,930

growth w/o terminations	0.6%	1.1%	1.0%	1.7%	1.1%	0.7%	2.2%	4.0%	5.5%	3.1%
Same-Property growth without the effects of lease terminations is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Same-Property — Consolidated Properties
NOI from Unconsolidated Assets	(843)	(768)	(892)	(989)	(3,492)	(899)	(898)	(880)	(1,066)	(3,743)

Divisional NOI — Consolidated	39,398	39,672	40,367	41,882	161,319	39,096	41,512	41,387	44,038	166,034

growth — consolidated properties	0.1%	-2.3%	2.0%	1.9%	0.4%	-0.8%	3.6%	3.3%	5.1%	2.9%

Total Portfolio
Divisional Revenues	89,119	91,941	99,964	110,177	391,202	107,756	151,263	152,027	161,525	572,571
Divisional Expenses	28,757	30,216	33,721	34,914	127,609	36,201	54,378	55,899	56,743	203,221

Divisional NOI	60,362	61,725	66,243	75,263	263,593	71,555	96,885	96,128	104,782	369,350

Divisional NOI Margin	67.7%	67.1%	66.3%	68.3%	67.4%	66.4%	64.1%	63.2%	64.9%	64.5%

growth	3.3%	4.8%	16.8%	19.9%	11.3%	18.6%	57.4%	45.1%	39.2%	40.1%
Notes:
(1) See Segment Data and Reconciliation beginning on page 10.
(2) The 2004 same-property data reflects results of the 2005 same-property portfolio, as adjusted for dispositions during year and including straight-line rents.
(3) The 2004 same-property growth reflects performance of the 2004 same-property portfolio.

4Q05	NYSE:CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)
SEGMENT DATA & RECONCILIATION

	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
Revenues
Divisional Same-Property Revenues
Multifamily	20,293	20,701	21,199	21,390	83,583	21,547	22,037	22,463	22,806	88,853
Office	23,535	23,464	24,532	24,127	95,658	22,572	24,847	24,820	24,374	96,613
Retail	15,313	15,275	15,528	16,928	63,044	15,675	15,732	15,757	17,544	64,708

Total Same-Property	59,141	59,440	61,259	62,445	242,285	59,794	62,617	63,040	64,724	250,175
Less: Unconsolidated	(1,211)	(1,160)	(1,291)	(1,388)	(5,050)	(1,301)	(1,309)	(1,295)	(1,511)	(5,416)

Same-Prop Rev, Cons.	57,930	58,280	59,968	61,057	237,235	58,493	61,308	61,745	63,213	244,759

Divisional Non Same-Property Revenues
Multifamily	6,252	8,012	10,628	14,921	39,813	16,719	58,217	58,456	57,498	190,890
Office	485	742	653	1,141	3,021	2,508	5,041	9,487	19,718	36,754
Retail	23,241	23,747	27,424	31,670	106,082	28,735	25,389	21,043	19,585	94,752

Total Non-Same Property	29,978	32,501	38,705	47,732	148,916	47,962	88,647	88,986	96,801	322,396

Less: Unconsolidated	(2,868)	(2,731)	(3,258)	(4,550)	(13,407)	(3,686)	(3,777)	(4,277)	(13,317)	(25,057)

Non Same-Prop Rev, Consolidated	27,110	29,770	35,447	43,182	135,509	44,276	84,870	84,709	83,484	297,339

Divisional Total Revenues
Multifamily	26,545	28,713	31,827	36,311	123,396	38,266	80,254	80,919	80,304	279,743
Office	24,020	24,206	25,185	25,268	98,679	25,080	29,888	34,307	44,092	133,367
Retail	38,554	39,022	42,952	48,598	169,126	44,410	41,121	36,800	37,129	159,460

Total Divisional Revenues	89,119	91,941	99,964	110,177	391,202	107,756	151,263	152,026	161,525	572,570

Less: Unconsolidated Revenues	(4,079)	(3,891)	(4,549)	(5,938)	(18,457)	(4,987)	(5,086)	(5,572)	(14,828)	(30,473)
Discontinued Operations	(15,336)	(15,544)	(15,164)	(16,392)	(62,436)	(15,316)	(20,842)	(14,701)	(10,971)	(61,830)
Unallocated Corporate Rev	1,096	1,112	1,674	3,439	7,321	3,126	4,026	3,331	4,692	15,176

Cons. Rev, adj -’05 Disc Ops	70,800	73,618	81,925	91,286	317,630	90,579	129,361	135,084	140,418	495,443

Add: Add’l Disc Ops Rev, post filing	14,848	15,093	4,576	5,250	19,780	1,191	(482)	1,663	—	—

Total Consol. Rev, per 10-Q / K	85,648	88,711	86,501	96,536	337,410	91,770	128,879	136,747	140,418	495,443

Divisional Revenue is defined as total property revenues, including unconsolidated partnerships and joint ventures.
The Company believes Total Divisional Revenue (and other revenue measures aggregating segment data) is useful to investors as a meaningful indicator of property operating performance and current market conditions affecting the Company. Additionally, Divisional Revenue is an integral component in calculating Divisional NOI which follows.

4Q05	NYSE:CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)
SEGMENT DATA & RECONCILIATION (CONT’D)

	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
Expenses
Divisional Same-Property Expenses
Multifamily	7,889	7,913	8,377	8,103	32,282	8,334	8,327	8,766	7,685	33,112
Office	6,836	6,736	7,105	7,153	27,830	7,113	7,505	7,392	7,257	29,267
Retail	4,174	4,351	4,519	4,319	17,363	4,350	4,374	4,616	4,678	18,018

Total Same-Property	18,899	19,000	20,001	19,575	77,475	19,797	20,207	20,774	19,620	80,398

Less: Unconsolidated	(368)	(391)	(400)	(399)	(1,558)	(401)	(412)	(415)	(522)	(1,750)

Same-Prop Exp, Consolidated	18,531	18,609	19,601	19,176	75,917	19,396	19,795	20,359	19,098	78,648

Divisional Non Same-Property Expenses
Multifamily	2,484	3,081	4,445	5,824	15,834	6,882	24,043	24,753	23,981	79,659
Office	191	201	208	302	902	708	1,855	3,658	7,604	13,825
Retail	7,183	7,934	9,067	9,213	33,397	8,813	8,274	6,714	5,538	29,339

Total Non-Same Property	9,858	11,216	13,720	15,339	50,133	16,403	34,172	35,125	37,123	122,823

Less: Unconsolidated	(1,318)	(1,332)	(1,528)	(1,899)	(6,077)	(1,509)	(1,645)	(1,840)	(5,728)	(10,722)

Non Same-Prop Exp, Consolidated	8,540	9,884	12,192	13,440	44,056	14,894	32,527	33,285	31,395	112,101

Divisional Total Expenses
Multifamily	10,373	10,994	12,822	13,927	48,116	15,216	32,370	33,519	31,666	112,771
Office	7,027	6,937	7,313	7,455	28,732	7,821	9,360	11,050	14,861	43,092
Retail	11,357	12,285	13,586	13,532	50,760	13,163	12,648	11,330	10,216	47,357

Total Divisional Expenses	28,757	30,216	33,721	34,914	127,608	36,200	54,379	55,899	56,743	203,220

Less: Unconsolidated Expense	(1,686)	(1,723)	(1,928)	(2,298)	(7,635)	(1,910)	(2,057)	(2,255)	(6,250)	(12,398)
Discontinued Operations	(5,148)	(5,535)	(5,692)	(4,855)	(21,230)	(5,361)	(8,650)	(6,751)	(4,666)	(25,428)
Other Expense	28	22	19	(209)	81	16	17	(40)	373	380

Total Property Operating Exp	21,951	22,980	26,120	27,552	98,824	28,945	43,689	46,853	46,200	165,774
General & Administrative Exp	5,460	5,678	6,992	9,078	27,208	8,401	10,963	11,179	11,497	42,040
Depreciation	17,519	18,370	20,938	22,516	79,343	23,919	32,647	35,612	37,777	129,954
Amortization	1,098	1,667	2,273	3,643	8,681	3,326	21,027	19,973	7,443	51,769

Cons. Exp, adj -’05 Disc Ops	46,028	48,695	56,323	62,789	214,056	64,591	108,326	113,617	102,919	389,537

Add: Add’l Disc Ops Exp, post filing	9,662	9,619	10,035	3,935	16,067	1,620	3,002	4,810	—	—

Total Consol. Exp, per 10-Q / K	55,690	58,314	66,358	66,724	230,123	66,211	111,328	118,427	102,919	389,537

Divisional Expense is defined as real estate expenses, (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees), including unconsolidated partnerships and joint ventures.
The Company believes Total Divisional Expense (and other expense measures aggregating segment data) is useful to investors as a meaningful indicator of property operating expenses. Additionally, Divisional Expense is an integral component in calculating Divisional NOI which follows.

4Q05	NYSE:CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)
SEGMENT DATA & RECONCILIATION (CONT’D)

	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
Net Operating Income (NOI)
Divisional Same-Property NOI
Multifamily	12,404	12,788	12,822	13,287	51,302	13,213	13,710	13,697	15,121	55,742
Office	16,699	16,728	17,427	16,974	67,829	15,459	17,342	17,428	17,117	67,346
Retail	11,139	10,924	11,008	12,609	45,681	11,325	11,358	11,141	12,866	46,689

Total Same-Property	40,242	40,440	41,257	42,871	164,812	39,996	42,410	42,266	45,104	169,777

Less: Unconsolidated	(843)	(769)	(892)	(989)	(3,492)	(899)	(897)	(880)	(1,066)	(3,743)

Same-Prop NOI, Consolidated	39,399	39,671	40,365	41,882	161,320	39,097	41,513	41,386	44,038	166,034

Divisional Non Same-Property NOI
Multifamily	3,768	4,931	6,183	9,097	23,978	9,838	34,174	33,703	33,517	111,230
Office	294	542	445	839	2,118	1,800	3,185	5,829	12,114	22,929
Retail	16,058	15,813	18,358	22,457	72,685	19,923	17,115	14,329	14,047	65,415

Total Non-Same Property	20,120	21,286	24,986	32,393	98,781	31,561	54,474	53,861	59,678	199,573

Less: Unconsolidated	(1,550)	(1,400)	(1,714)	(2,454)	(7,119)	(2,122)	(2,132)	(2,357)	(7,589)	(14,040)

Non Same-Prop NOI, Consolidated	18,570	19,886	23,272	29,938	91,662	29,439	52,342	51,504	52,089	185,533

Divisional Total NOI
Multifamily	16,172	17,719	19,005	22,384	75,280	23,050	47,884	47,400	48,638	166,971
Office	16,993	17,269	17,872	17,813	69,947	17,259	20,527	23,257	29,231	90,274
Retail	27,197	26,737	29,366	35,066	118,366	31,247	28,472	25,470	26,913	112,104

Total Divisional NOI	60,362	61,725	66,243	75,263	263,593	71,557	96,883	96,127	104,782	369,350

Less: Unconsolidated NOI	(2,393)	(2,169)	(2,606)	(3,443)	(10,611)	(3,021)	(3,029)	(3,237)	(8,578)	(17,784)
Discontinued Operations	(10,188)	(10,008)	(9,472)	(11,316)	(41,498)	(9,955)	(12,191)	(7,950)	(6,307)	(36,693)
Unallocated Corporate Rev	1,296	1,112	1,674	3,439	7,321	3,126	4,026	3,331	4,692	15,176
Other Expense	(28)	(22)	(34)	(209)	81	(16)	(17)	(40)	(373)	(380)
G&A Expenses	(5,460)	(5,678)	(6,992)	(9,078)	(27,287)	(8,401)	(10,963)	(11,179)	(11,497)	(42,040)
Depreciation	(17,519)	(18,370)	(20,938)	(22,516)	(79,344)	(23,919)	(32,647)	(35,612)	(37,777)	(129,954)
Amortization	(1,098)	(1,667)	(2,273)	(3,643)	(8,681)	(3,326)	(21,027)	(19,973)	(7,443)	(51,769)

Income from Operations	24,972	24,923	25,602	28,497	103,574	26,045	21,035	21,467	37,499	105,906
Total Other Income (Expense)	(14,515)	(15,594)	(19,703)	(16,242)	(66,978)	(22,239)	(32,741)	(25,021)	63,179	(17,469)

Income from Contin’g Ops *(1)	10,457	9,329	5,899	12,255	36,596	3,806	(11,706)	(3,554)	100,678	88,437

Disc Ops	5,186	5,474	(5,459)	1,315	10,298	(429)	(3,484)	(3,147)	—	—
04 & 05 Disc Ops Other Inc(Exp)	(842)	(1,224)	(5,827)	(4,826)	(12,427)	(218)	(1,578)	1,603	—	—

Inc from Cont *(1), per 10-Q / K	14,801	13,579	(5,387)	8,744	34,467	3,159	(16,769)	(5,098)	100,678	88,437

Divisional NOI is defined as total property revenues, including unconsolidated partnerships and joint ventures, less real estate expenses (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees).
The Company believes Total Divisional NOI (and other NOI measures aggregating segment data) is useful to investors as a meaningful indicator of property level operating performance and current market conditions affecting the Company . Additionally, the Company also believes Total Divisional NOI (and such other NOI measures) is useful to investors because NOI is commonly used industry-wide to evaluate and compare property level operating results of real estate companies, allowing investors to view the Company in comparison to these other real estate companies. The Company cautions investors that other real estate companies may calculate Total Divisional NOI on a basis different than the Company. In addition, Total Divisional NOI (and such other NOI measures) should not be viewed as a substitute measure of performance for GAAP income from continuing operations or other applicable GAAP performance measures.

Quarterly NOI from Properties Not Stabilized in that Quarter
Properties in Lease-up or CIP	(28)	33	559	1,068	235	1,850	2,213	436
Acquisitions	226	1,641	1,563	1,794	1,698	787	1,339	597
Notes:
(1)	Income from Continuing Operations before extraordinary items, minority interest and discontinued operations. Adjustments for additional discontinued operations have restated prior periods in accordance with FAS 144.

4Q05	NYSE:CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)
DIVISIONAL NOI BREAKOUT: BY SECTOR & MARKET

MULTIFAMILY DIVISIONAL NOI	OFFICE DIVISIONAL NOI

RETAIL DIVISIONAL NOI	TOTAL DIVISIONAL NOI *(1)

Notes:
(1) See Segment Data and Reconciliation beginning on Page 10.

4Q05	NYSE:CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)
EBITDA RECONCILIATION

	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
Net Income to Common S/H	$13,389	$6,441	$4,960	$15,045	$39,835	$69,905	$7,823	$41,932	$76,346	$197,250

Consolidated
Minority Interest	5,202	2,463	1,884	5,655	15,204	25,974	2,154	11,201	18,494	56,578
(Inc)/Loss — Uncons. Assets	(258)	(947)	(515)	(6,983)	(8,703)	(2,069)	(184)	24	(1,597)	(3,826)
Preferred Dividends	5,751	5,508	5,508	5,508	22,274	5,508	8,044	8,044	8,044	29,640
Interest Expense	16,473	18,327	21,455	22,872	79,127	24,878	36,022	35,443	36,150	132,493
Income Tax Expense	20	88	168	415	691	210	627	2,777	2,729	6,343
Depreciation & Amortization	23,545	24,510	27,747	29,531	105,333	30,071	60,920	61,001	47,495	199,487
(Gain)/Loss on Sale (Cont & Disc)	(10,393)	(811)	(2,468)	(5,845)	(19,517)	(90,462)	(27,795)	(74,936)	(100,598)	(293,791)
Gain/(Loss)-Undeprec Prop *(2)	1,008	1,115	813	1,421	4,357	1,063	1,459	8,184	7,386	18,092

EBITDA from Consolidated Props	54,737	56,694	59,552	67,618	238,601	65,078	89,070	93,670	94,449	342,266

Unconsolidated
Reverse: Inc/(Loss) — Uncons.	258	947	515	6,983	8,703	2,069	184	(24)	1,597	3,826
Interest Expense	1,057	906	966	1,477	4,406	1,587	1,596	1,719	1,802	6,704
Depreciation & Amortization	1,079	965	985	1,280	4,308	1,185	1,224	1,251	1,425	5,085
(Gain)/Loss on Sale of Prop	—	(799)	1	(6,267)	(7,065)	(2,440)	—	115	118	(2,207)

EBITDA	$57,131	$58,712	$62,019	$71,091	$248,952	$67,479	$92,074	$96,731	$99,391	$355,674

EBITDA is defined as earnings before interest, taxes, depreciation and amortization (“EBITDA”), including the effects of the Company’s percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property. The Company believes EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company’s ability to service debt, fund capital expenditures and expand its business. However, EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understanding and assessing the Company’s financial performance.
SUPPLEMENTAL DATA

Consolidated
3-Party Mgt & Leasing Fee Rev	$1,123	$1,327	$1,886	$3,600	$7,937	$3,280	$3,951	$3,372	$4,999	$15,602
Percentage Rents	681	641	822	1,852	3,996	904	485	689	2,230	4,308
Lease Terminations	491	639	984	481	2,595	67	1,029	754	352	2,202
Straight Line Rents	1,528	1,150	604	1,537	4,818	1,783	2,446	2,588	2,595	9,412
Interest Expense	16,473	18,327	21,455	22,872	79,127	24,878	36,022	35,443	36,150	132,493
Interest Income	217	293	311	245	1,066	215	780	1,695	1,774	4,464
Capitalized Interest	1,533	1,442	1,908	2,024	6,906	1,652	2,171	3,315	2,448	9,586
Debt — Principal Amortization	1,370	1,446	1,572	1,550	5,938	1,435	1,948	2,125	2,183	7,691
Preferred Dividend Payments	5,751	5,508	5,508	5,508	22,274	5,508	8,044	8,044	8,044	29,640
Amort of Deferred Finan’g Costs	1,143	894	1,030	1,282	4,349	1,141	1,380	1,576	1,462	5,559
Amort of Stock Compensation	214	223	274	270	981	259	517	614	479	1,869
Unconsolidated *(5)
Straight Line Rents	45	50	69	35	200	47	10	36	34	127
Interest Expense	1,057	906	966	1,477	4,406	1,587	1,596	1,719	1,802	6,704
Debt — Principal Reductions	400	225	309	114	1,048	222	160	122	141	645
Amort of Deferred Finan’g Costs	22	27	40	28	117	10	12	28	14	64
Notes:
(1)	The effects of interest, taxes, depreciation and amortization from discontinued operations which are not reflected in the above scheduled line items.

(2)	The Company includes the effects of undepreciated real estate (e.g. land, outparcels and condominium units) in EBITDA, as this is a recurring source of cash.

(3)	The unconsolidated revenue and expense data are comprised of the Company’s percentage of the applicable line item, which is calculated in accordance with GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company’s rights to cash flows and debt obligations related to the Company’s unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management’s view of evaluating current operating performance and trends.

4Q05	NYSE:CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

COVERAGE RATIOS
	4Q04	FYE '04	4Q05	YTD '05
SEC Coverage Ratios (SEC Reg. S-K, Item 503)

Earnings to Fixed Charges *(1)	1.1	1.2	0.9	0.8
Earnings to Fixed Charges & Preferred Share Distributions *(1)	1.0	1.0	0.8	0.7

Reconciliation of SEC Coverage Ratios

Earnings
Net Income (before pfd share)	18,740	54,618	82,578	219,641
Discontinued Operations:
Income from Discontinued Operations	(7,925)	(23,425)	(4,765)	(16,452)
Minority Interest in CRLP	3,879	11,323	891	44,772
(Gains)/Losses on Disposal of Discontinued Operations	(6,273)	(17,574)	197	(184,410)
CRLP Min Int. — Common U/H	1,776	3,879	17,603	11,806
(Gains)/Losses from Sales of Property	(5,839)	(8,860)	(100,713)	(111,238)
Income Tax Expense & other	415	691	728	2,343
Income from Unconsolidated Entities	(445)	(1,145)	1,964	886

	4,328	19,507	(1,517)	(32,652)
Amort of Interest Capitalized	500	2,000	550	2,200
Capitalized Interest	(2,024)	(6,906)	(2,448)	(9,586)
Distrib from Unconsolidated Entities	1,255	5,810	889	4,191
Fixed Charges, from below	27,991	97,876	41,873	154,888

Earnings	32,050	118,287	39,347	119,041

Fixed Charges
Interest Expense	22,872	79,127	36,150	132,493
Capitalized Interest	2,024	6,906	2,448	9,586
Amort of Deferred Finan’g Costs	1,282	4,349	1,462	5,559
Distrib to Series B Pfd Unitholders	1,813	7,494	1,813	7,250

Total	27,991	97,876	41,873	154,888

Fixed Charges & Preferred Share Distributions
Add: Distrib-Pfd Share Series B, C & D	3,695	14,781	6,231	22,391

Total	31,686	112,657	48,104	177,279

Supplemental Coverage Ratios
Interest Coverage *(2)	2.9	3.0	2.6	2.6
Fixed Charge Coverage *(3)	2.3	2.2	2.1	2.0
Fixed Charge w/ Cap Int*(4)	2.1	2.1	2.0	1.9

Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies.
Investors are cautioned that these measures should not be taken alone to determine a Company’s financial status.

Reconciliation of Supplemental Coverage Ratios

See EBITDA Reconciliation on page 14.

Interest Coverage Denominator
Interest Expense	22,872	79,127	36,150	132,493
Interest Exp. — Unconsolidated	1,477	4,406	1,802	6,704

Total Interest Expense	24,349	83,533	37,952	139,197

Fixed Charge Denominator
Add: Preferred Dividend Pmts	5,508	22,274	8,044	29,640
Debt Principal Amortization	1,550	5,938	2,183	7,691
Debt Prin Amort — Unconsolidated	114	1,048	141	645

Total Fixed Charges	31,521	112,793	48,320	177,173

Fixed Charge w/ Capitalized Interest Denominator
Add: Capitalized Interest	2,024	6,906	2,448	9,586

Total Fixed Charges w/ Cap Int	33,545	119,699	50,768	186,759

Notes:

(1)	The deficiency of the ratio of earnings to fixed charges for the three and twelve months ended December 31, 2005 is primarily due to amortization expense related to in-place leases acquired in connection with our merger with Cornerstone Realty Income Trust, Inc. in April 2005.

(2)	EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(3)	EBITDA/Interest Exp + Pfd Dividends+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, Management uses this ratio to make balance sheet management decisions.

(4)	EBITDA/Interest Exp+Capitalized Interest+Pfd Div+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)
INVESTMENT ACTIVITY

	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
Acquisition of Properties
Multifamily	—	151,633	48,200	153,908	353,740	—	—	70,940	111,200	182,140
Office	13,100	—	—	16,774	29,874	59,873	155,530	141,868	—	357,271
Retail	—	94,860	125,065	—	219,925	60,300	—	—	—	60,300
For Sale / Projects	—	—	—	—	—	—	61,500	61,436	—	122,936

Acquisitions	13,100	246,493	173,265	170,682	603,539	120,173	217,030	274,244	111,200	722,647
Other Assets & Debt Assumed	36	(93,840)	(76,244)	(2,901)	(172,949)	(830)	(1,162)	(3,498)	(141)	(5,631)
Less: Unconsolidated Assets	—	(15,710)	(10,250)	(64,683)	(90,643)	—	—	(62,668)	—	(62,668)

Acq, net — Consolidated Assets	13,136	136,943	86,771	103,098	339,947	119,343	215,868	208,078	111,059	654,348

										.

Development Expenditures
Multifamily	2,800	11,985	13,495	20,138	48,418	14,160	17,663	18,141	27,861	77,825
Office	3,369	1,261	1,647	3,284	9,561	1,577	2,673	7,725	11,149	23,124
Retail	14,428	33,086	18,236	9,959	75,709	13,983	24,383	34,064	12,484	84,914
Other (mixed-use, infrastruct)	126	437	838	925	2,326	5,160	662	21,489	15,660	42,971

Total, incl subs	20,723	46,769	34,216	34,306	136,014	34,880	45,381	81,419	67,154	228,834

Less: Infrastructure
Reimbursement from City/Cty	(1,399)	(705)	(548)	—	(2,652)	—	(675)	(838)	—	(1,513)
Less: Unconsolidated /Other *(1)	—	(13,966)	(795)	(917)	(15,678)	(4,009)	(3,755)	(7,451)	(5,561)	(20,776)

Development, Consol. Assets	19,324	32,098	32,873	33,389	117,684	30,871	40,951	73,130	61,593	206,545

(1) Includes items reclassified to other cash flow investing activites.

Proceeds from Sales of Properties, Net of Selling Costs
Multifamily	—	2,434	—	10,005	12,439	151,819	122,910	—	112,987	387,716
Office	—	—	3,932	—	3,932	7,891	—	—	—	7,891
Retail	21,250	—	5,850	61,575	88,675	58,847	33,500	167,153	325,800	585,300
For Sale / Projects	—	—	—	—	—	—	—	41,280	38,042	79,322
Land and other	2,344	2,160	5,612	10,964	21,079	4,425	4,847	6,839	9,337	25,448

Total, incl subs	23,594	4,593	15,394	82,544	126,125	222,982	161,257	215,272	486,166	1,085,677
Selling Costs	(62)	(323)	(459)	(743)	(1,587)	(1,524)	(3,554)	(1,575)	(3,391)	(10,044)
Outparcels/Land	(98)	(115)	(846)	(400)	(1,459)	(112)	93	(3,060)	(3,919)	(6,998)
Less: Unconsolidated — net	—	(44)	—	(60,944)	(60,988)	(14,940)	—	—	—	(14,940)

Sales, Net — Consolidated Assets	23,434	4,111	14,089	20,457	62,091	206,406	157,796	210,637	478,856	1,053,695

The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth herein are calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures.
The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company.
Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data to make financing and capital decisions.

4Q05	NYSE:CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)
CAPITAL EXPENDITURES

	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
Regular Maintenance
Multifamily	1,438	2,053	2,498	2,099	8,088	1,914	2,238	1,863	2,648	8,663
Office	396	178	334	493	1,401	286	235	1,171	1,821	3,513
Retail	416	1,126	676	481	2,699	1,456	2,546	182	205	4,389

Total Regular Maintenance	2,250	3,357	3,508	3,073	12,188	3,655	5,019	3,216	4,674	16,565
Add: Acquisition-Related	116	212	598	769	1,695	323	3,382	8,072	11,808	23,585
Less: Unconsolidated	(30)	(58)	(129)	(367)	(584)	(523)	(1,035)	(309)	(495)	(2,362)

Reg. Maint., Consolidated	2,336	3,511	3,977	3,475	13,299	3,455	7,366	10,979	15,987	37,788

Revenue-Enhancing
Multifamily	11	28	21	13	73	4	16	53	5	78
Office	—	—	—	—	—	—	—	—	—	—
Retail	94	713	236	723	1,766	414	361	921	561	2,257

Total Rev-Enhancing	105	741	257	736	1,839	418	377	974	566	2,335
Less: Unconsolidated	—	(9)	(4)	5	(8)	—	(2)	—	(1)	(3)

Rev-Enhanc, Consolidated	105	732	253	741	1,831	418	375	974	565	2,332

Administrative
Multifamily	14	27	61	74	176	118	343	181	—	642
Office	9	2	168	4	183	6	20	49	83	158
Retail	3	73	12	8	96	5	135	6	5	151
Corporate	138	61	108	343	650	446	186	165	600	1,397

Total Administrative	164	163	349	429	1,105	575	684	401	688	2,348
Less: Unconsolidated	—	—	—	—	—	—	—	—	—	—

Admin., Consolidated	164	163	349	429	1,105	575	684	401	688	2,348

Total Capital Expenditures	2,519	4,261	4,114	4,238	15,132	4,648	6,081	4,591	5,928	21,248
Less: Unconsolidated	(30)	(67)	(133)	(362)	(592)	(523)	(1,037)	(309)	(496)	(2,365)

Capital Exp., Consolidated	2,489	4,194	3,981	3,876	14,540	4,125	5,044	4,282	5,432	18,883

See Note Under Investment Activity, page 16.

TENANT IMPROVEMENTS & LEASING COMMISSIONS

Tenant Improvements
Multifamily	—	—	—	—	—	—	—	—	—	—
Office	1,143	1,947	2,184	3,062	8,336	3,672	4,347	4,097	5,036	17,152
Retail	600	2,227	4,131	2,253	9,211	850	2,303	3,028	1,585	7,766

Total Tenant Improvements	1,743	4,174	6,315	5,315	17,547	4,522	6,650	7,125	6,621	24,918
Less: Unconsolidated	(4)	36	(306)	(146)	(420)	—	(433)	(72)	(151)	(656)
Add: TI — Developments	2,612	625	1,267	523	5,027	1,742	319	161	889	3,111

Consolidated	4,351	4,835	7,277	5,692	22,155	6,264	6,536	7,214	7,359	27,373

Leasing Commissions
Multifamily	—	—	—	—	—	—	—	—	—	—
Office	779	1,393	794	767	3,733	1,675	1,869	841	1,645	6,030
Retail	284	705	411	804	2,204	279	308	1,756	1,060	3,403

Total Leasing Commissions	1,063	2,098	1,204	1,571	5,937	1,954	2,177	2,597	2,705	9,433
Less: Unconsolidated	(26)	(9)	(36)	(6)	(77)	—	—	—	—	—

Consolidated	1,037	2,089	1,168	1,565	5,860	1,954	2,177	2,597	2,705	9,433

See Note Under Investment Activity, page 16.

4Q05	NYSE:CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)
DEBT SUMMARY: CONSOLIDATED & UNCONSOLIDATED

	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
Unsecured/Secured
Unsecured Line of Credit	$214,810	$—	$228,021	$239,970	12%	$253,520	$622,759	$337,413	$210,228	7%
Unsecured Other	693,110	1,091,769	995,149	1,113,532	57%	1,241,824	1,245,016	1,515,474	1,515,166	53%
Secured	449,927	568,714	607,361	613,923	31%	542,485	1,094,405	1,306,231	1,142,091	40%

Total Debt	1,357,847	1,660,483	1,830,531	1,967,425	100%	2,037,829	2,962,180	3,159,118	2,867,485	100%

Less: Secured — Uncons Debt	(82,409)	(92,474)	(99,579)	(111,638)		(106,871)	(113,866)	(334,072)	(373,135)

Total Consolidated Debt	1,275,438	1,568,009	1,730,952	1,855,787		1,930,958	2,848,313	2,825,046	2,494,350

Fixed/Floating
Fixed Rate Debt	944,676	1,362,876	1,305,720	1,458,873	74%	1,541,109	2,068,602	2,442,033	2,443,058	85%
Floating Rate Debt — Capped	87,164	86,594	86,038	85,518	4%	59,826	59,513	59,219	58,938	2%
Floating Rate Debt	326,007	211,013	438,772	423,034	22%	436,894	834,065	657,866	365,488	13%

Total Debt	1,357,847	1,660,483	1,830,530	1,967,425	100%	2,037,829	2,962,180	3,159,118	2,867,485	100%

Less: Unconsolidated Debt	(82,409)	(92,474)	(99,579)	(111,638)		(106,871)	(113,866)	(334,072)	(373,135)

Total Consolidated Debt	1,275,438	1,568,009	1,730,951	1,855,787		1,930,958	2,848,313	2,825,046	2,494,350

Tax-Exempt Debt	$50,475	$50,475	$50,475	$47,075		$47,075	$47,075	$47,075	$47,075

The unconsolidated indebtedness data are comprised of the Company’s percentage of indebtedness, which is calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The Company believes consolidated indebtedness together with unconsolidated indebtedness is useful to investors in evaluating the Company’s level of debt obligations and corresponding leverage to total market capitalization, providing investors with a comparable measure used in the Company’s industry.

TOTAL MARKET CAPITALIZATION

Consolidated Debt	$1,275,438	$1,568,009	$1,730,952	$1,855,787		$1,930,958	$2,848,313	$2,825,046	$2,494,350
Unconsolidated Debt & Preferred	82,409	92,474	99,579	111,638		106,871	113,866	334,072	384,347

Total Debt	1,357,847	1,660,483	1,830,531	1,967,425		2,037,829	2,962,179	3,159,118	2,878,697
Preferred Stock
7.25% Series B (Units)	100,000	100,000	100,000	100,000		100,000	100,000	100,000	100,000
9.25% Series C	50,000	50,000	50,000	50,000		50,000	50,000	50,000	50,000
8.125% Series D	125,000	125,000	125,000	125,000		125,000	125,000	125,000	125,000
7.62% Series E	—	—	—	—		—	133,159	133,159	133,159

Total Preferred Stock	275,000	275,000	275,000	275,000		275,000	408,159	408,159	408,159

Market Equity (Shares & Units)	1,521,609	1,446,277	1,514,846	1,491,160		1,471,218	2,223,320	2,463,302	2,339,503

Total Market Capitalization	3,154,456	3,381,760	3,620,377	3,733,585		3,784,047	5,593,658	6,030,579	5,626,359

Debt/Total Market Cap’n	43%	49%	51%	53%		54%	53%	52%	51%

TOTAL MARKET CAPITALIZATION (W/ SUB): 5-YEAR
TOTAL MARKET CAPITALIZATION (W/ SUB): CURRENT QTR

4Q05	NYSE:CLP

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)
PUBLIC RATINGS

Rating
			Senior Unsecured	Preferred
Fitch Ratings	Peter Siciliano	212-908-0646	BBB-	BB+
Moody’s Investor Services	Karen Nickerson	212-553-4924	Baa3	Ba1
Standard & Poor’s	Jim Fielding	212-438-2452	BBB-	BB+
QUARTERLY DEBT SUMMARY

	CONSOLIDATED DEBT				WITH UNCONSOLIDATED SUBSID. DEBT
	Debt	%	Avg Int	Wtd Mat'y	Debt *(1)%		Avg Int	Wtd Mat'y
Unsecured/Secured
Unsecured Line of Credit	$210,228	8%	5.2%	2.2	$210,228	7%	5.2%	2.2
Unsecured Other	1,515,166	61%	6.0%	6.2	1,515,166	53%	6.0%	6.2
Secured	768,956	31%	6.6%	7.2	1,142,091	40%	6.3%	6.4

Total Debt	$2,494,350	100%	6.1%	6.2	$2,867,485	100%	6.1%	6.0

Fixed/Floating
Fixed Rate Debt	$2,227,518	89%	6.2%	6.1	$2,443,058	85%	6.2%	6.1
Floating Rate Debt — Capped	58,938	2%	5.5%	5.8	58,938	2%	5.5%	5.8
Floating Rate Debt	207,894	8%	5.2%	7.9	365,488	13%	5.6%	5.5

Total Debt	$2,494,350	100%	6.1%	6.2	$2,867,485	100%	6.1%	6.0

Tax-Exempt Debt	$47,075	2%	4.3%	17.7	$47,075	2%	4.3%	18.0
     Notes:
     (1) See Debt Summary: Consolidated & Unconsolidated and Total Market Capitalization on page 18 for reconciliation.
PRINCIPAL DEBT AMORTIZATION SCHEDULE
($ in MMs)

     Amortization Schedule excludes the Revolving Line of Credit — due Mar-08

Weighted Average Interest
Rate on Maturing Debt
(excluding line of credit)

2006	8.20%
2007	6.78%
2008	6.32%
2009	7.42%
2010	5.49%
2011	6.22%
2012	6.68%
2013	6.04%
Thereafter	5.82%

Total	6.22%

LINE OF CREDIT

	09/30/05	12/31/05	Interest Rate	Due

Floating	$9,413	$110,228	5.19%	03/22/08
Competitive Bid Option — Floating	228,000	—		03/22/08
Term loan	100,000	100,000	5.47%	03/22/08

Total Outstanding on LOC	$337,413	$210,228	5.32%

     Notes:
• The $600MM LOC has a $250MM Competitive Bid Option.
• 22 Banks participate in the LOC, co-led by Wachovia and Bank of America
• The Facility is priced based on the Company’s Senior Unsecured Debt Rating.
• At BBB-/Baa3: the interest rate is LIBOR + 80 bps, and the facility fee is 20 bps.
• In addition to the $600MM LOC, Wachovia has provided a $40MM Cash Management Line,
• 3-Year facility through March 2008; with one 1-year extension
• The $100MM term loan has been swapped to a fixed rate of 4.57% through 3/22/08.

4Q05	NYSE:CLP

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

COMMON SHARES	CUSIP: 195872-10-6

	NYSE	Year-to-Date Ending
	Symbol	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
Common Shares	CLP	$26.06	$31.15	$33.94	$39.60	$39.27	$41.98
Annual Growth		12.4%	19.5%	9.0%	16.7%	-0.8%	6.9%

Dividend per Share		$2.40	$2.52	$2.64	$2.66	$2.68	$2.70
Annual Growth		3.4%	5.0%	4.8%	0.8%	0.8%	0.7%

Yield on End of Period Price		9.2%	8.1%	7.8%	6.7%	6.8%	6.4%

Total Annual Return		22.7%	29.2%	17.4%	24.5%	5.9%	13.8%
ANNUAL DIVIDEND/SHARE GROWTH

TOTAL RETURN — ANNUAL	TOTAL RETURN COMPARISON

TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME (5-YEAR)

4Q05	NYSE: CLP

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

PREFERRED UNITS 8.875% SERIES B	Issued By CRLP (Partnership)
Privately Placed Perpetual Preferred Issue — Not Traded
Repriced & Extended in February 2004 — (old rate of 8.875%, Redeemable 2/23/04)

Issue Date	2/23/1999	# of Shares Issued	2,000,000
- Issue Price	$50.00	Total $ Issue	$100 MM
Redeemable	2/24/2009	Dividend $/Share	$3.6250
- Redeem Price	$50.00	Yield on Face Value	7.250%

PREFERRED SHARES 9.25% SERIES C	CUSIP: 195872-30-4

Issue Date	6/19/2001	# of Shares Issued	2,000,000
- Issue Price	$25.00	Total $ Issued	$50 MM
Redeemable	6/19/2006	Dividend $/Share	$2.3125
- Redeem Price	$25.00	Yield on Face Value	9.25%

	NYSE	Year-to-Date Ending
	Symbol	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
Preferred Shares	CLPPRC		$25.65	$26.25	$26.82	$26.55	$25.31

Dividend History
Annual Dividend			Partial Year	$2.31	$2.31	$2.31	$2.31
Yield on End of Period Price			9.02%	8.81%	8.62%	8.71%	9.14%

PREFERRED SHARES 8.125% SERIES D (DEPOSITARY SHARES)	DEP SHARES CUSIP: 195872-40-3 PFD SH REP’D BY DEP SHARES CUSIP: 195872-50-2

Issue Date	4/30/2003	# of Shares Issued	5,000,000
- Issue Price	$25.00	Total $ Issued	$125 MM
Redeemable	4/30/2008	Dividend $/Share	$2.0313
- Redeem Price	$25.00	Yield on Face Value	8.125%

	NYSE	Year-to-Date Ending
	Symbol	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
Preferred Shares	CLPPRD				$27.16	$26.55	$25.65

Dividend History
Annual Dividend					Partial Year	$2.03	$2.03
Yield on End of Period Price					7.48%	7.65%	7.92%

PREFERRED SHARES 7.62% SERIES E (DEPOSITARY SHARES)	DEP SHARES CUSIP: 195872-70-0 PFD SH REP’D BY DEP SHARES CUSIP: 195872-60-1

Issue Date	4/1/2005	# of Shares Issued	5,326,349
- Issue Price	$23.75	Total $ Issued	$133.2 MM
Redeemable	Anytime	Dividend $/Share	$1.9050
- Redeem Price	$25.00	Yield on Face Value	7.620%

	NYSE	Year-to-Date Ending
	Symbol	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
Preferred Shares	CLPPRE						$24.43
Dividend History
Annual Dividend							$1.91
Yield on End of Period Price							7.80%

4Q05	NYSE: CLP

COLONIAL PROPERTIES TRUST
Current Investment Activity
($ in MMs)
CURRENT DEVELOPMENT PIPELINE: DETAIL

Significant Projects Under Construction					Property	Development Costs
		Units / SF-in 000s			Stabilized		Thru				4Q06
	Location	Total	Deliv’d	Leased	Date	Total	4Q05	1Q06	2Q06	3Q06	& Aft
In Construction in Progress
Multifamily
CG at Silverado Reserve	Austin, TX	238	36	20	1Q07	23.2	19.8	2.0	1.4	—	—
CG at Round Rock	Austin, TX	422			4Q07	34.5	20.3	5.4	3.9	2.7	2.2
CG at Double Creek	Austin, TX	300			1Q08	27.3	3.9	2.3	1.7	5.9	13.5
CG at Canyon Creek	Austin, TX	336			3Q07	29.1	6.6	7.0	7.5	6.0	2.0
CG at Ayrsley	Charlotte, NC	365			2Q08	33.1	0.2	5.3	2.3	4.0	21.3
CG at Traditions	Gulf Shores, AL	320			3Q08	30.8	2.9	0.2	3.1	2.5	22.1

Office
Northrop Grumman Build to Suit	Huntsville, AL	110		110	4Q06	17.3	1.5	1.5	7.0	7.3	—
Colonial Center TownPark 300	Orlando, FL	150			3Q07	20.6	3.8	6.2	7.4	0.4	2.8

Retail
Colonial Pinnacle Craft Farms	Gulf Shores, AL	260	55	55	2Q07	50.8	14.3	3.0	1.4	5.2	26.9
Colonial Pinnacle Tutwiler Farm	Birmingham, AL	250		156	4Q06	36.0	17.5	5.9	8.5	3.6	0.5
Colonial Promenade Fultondale	Birmingham, AL	257			4Q07	26.3	2.0	1.6	3.2	1.3	18.2
Colonial Promenade Alabaster II	Birmingham, AL	127			3Q07	21.6	0.4	2.7	2.7	3.4	12.4

For Sale Projects
The Renwick	Charlotte, NC	85				17.7	4.1	3.2	3.1	2.9	4.4
Colonial Traditions at Gulf Shores	Gulf Shores, AL	371				20.0	9.4	0.7	4.2	5.7	—
Colonial Traditions at South Park	Charlotte, NC	48				11.5	2.0	—	1.9	1.9	5.7
Central Park	Charleston, SC	212				22.3	5.1	5.2	5.6	4.4	2.0

Total Consolidated Projects, in CIP						422.1	113.8	52.2	64.9	57.2	134.0

Unconsolidated Projects
Pinnacle at Turkey Creek (1)	Knoxville, TN	395	83	176	2Q06	29.7	17.4	11.3	1.0	—	—

Total Significant Projects, in CIP						451.8	131.2	63.5	65.9	57.2	134.0

Typical Development Yield Ranges:
Multifamily: 7.5-9.0%
Office: 9.5-11.0%
Retail: 9.5-12.0%

Reconciliation to Construction-in-Progress
Dollars Invested in Significant Projects, in CIP							113.8
Misc (Infrastructure and Misc Construction)							28.1	* Predevelopment and other.
Land Inventory							60.2	* Raw and improved land.

Total Construction In Progress							202.1

Transferred to Operating Assets
Multifamily
CG at Mallard Creek	Charlotte, NC	252	252	248	4Q05	20.4	20.4	—	—	—	—
CG at Silverado	Austin, TX	238	238	232	3Q05	20.0	20.0	—	—	—	—
CV at Twin Lakes	Orlando, FL	460	460	457	3Q05	35.0	35.0	—	—	—	—

Retail

CP Alabaster	Birmingham, AL	220	220	220	4Q05	29.3	29.3	—	—	—	—
Pinnacle at Turkey Creek (1)	Knoxville, TN	395	83	176	2Q06	8.2	8.2	—	—	—	—

Total Significant Projects, Transferred						112.9	112.9	—	—	—	—

Notes:

(1)	Development costs represent 50% of total development costs, as the Company is a 50% partner in this project.

4Q05	NYSE: CLP

COLONIAL PROPERTIES TRUST
Current Investment Activity
($ in MMs)
SIGNIFICANT PROPERTY ACQUISITIONS

				Purch	1st Yr	Cap
	Location	Date	Units/SF	Price	Invest	Rate	Remarks
			(SF-000s)	($ mm)	(1)	(2)
2005
Multifamily
CG at Bear Creek	Dallas, TX	Aug-05	436	$36.80	$37.4	6.6%
Cameron at Barrett Creek	Atlanta, GA	Aug-05	332	30.8	31.2	6.4%
CG at Research Park	Durham, NC	Aug-05	370	6.4	6.5	7.6%	20% Ownership Interest
The Grove at Riverchase	Birmingham, AL	Sep-05	345	5.6	5.6	7.8%	20% Ownership Interest
CG at Mallard Lake	Charlotte, NC	Nov-05	302	27.5	28.1	6.6%
CG at Crabtree Valley	Raleigh, NC	Nov-05	210	17.8	18.1	6.0%
CG at Bellevue	Nashville, TN	Nov-05	349	35.5	36.4	6.3%
CG at Shelby Farms	Memphis, TN	Nov-05	296	23.8	24.0	6.6%

Office
Colonial Place I & II	Tampa, FL	Jan-05	371	54.9	57.0	9.0%	Blue Cross Blue Shield, Talbots
Research Place Office Center	Huntsville, AL	Feb-05	60	5.0	5.8	7.6%	ITC Deltacom
Colonial Center Bayside	Tampa, FL	Apr-05	214	20.7	21.6	6.7%	Brown & Brown Insurance
Colonial Bank Centre	Miami, FL	Apr-05	236	44.0	47.0	7.4%	Colonial Bank, Intercredit Bank, AXA
Research Park Plaza	Austin, TX	Jun-05	358	90.9	91.4	7.6%	Schwab
Esplanade	Charlotte, NC	Jul-05	204	21.5	24.2	5.3%	HomeComings Financial
Heathrow 1001	Orlando, FL	Jul-05	191	23.3	23.3	9.4%	Veritas, Nationwide, Amer Pioneer
							Life Insurance
The Peachtree	Atlanta, GA	Aug-05	261	43.8	45.0	7.0%	Kurt Salmon & Assoc.

Retail
CP at Portofino	Houston, TX	Jan-05	373	60.3	60.8	7.4%	Oshman’s, Steinmart, Old Navy

For Sale Projects
St. Andrews (6)	Jensen Beach, FL	May-05	384	61.5	61.5
Alara Mizner Village (6)	Delray Beach, FL	Jul-05	275	54.5	54.5

Total				$664.6	$679.4

4Q05	NYSE: CLP

COLONIAL PROPERTIES TRUST
Current Investment Activity
($ in MMs)
SIGNIFICANT PROPERTY DISPOSITIONS

				Sales	Cap
	Location	Date	Units/SF	Price	Rate	Remarks
			(SF-000s)	($ mm)	(3)
2005
Multifamily
CV at Cahaba Heights	Birmingham, AL	Feb-05	125	$1.2	6.9%	15% Ownership Interest
CG at Riverhills	Tampa, FL	Feb-05	776	6.9	6.3%	15% Ownership Interest
CV at Ashley Plantation	Bluffton, SC	Mar-05	414	27.9	6.5%	(4)(5)
CV at Gainesville	Gainesville, FL	Mar-05	560	37.3	6.5%	(4)(5)
CG at Galleria Woods	Birmingham, AL	Mar-05	244	14.8	6.5%	(4)(5)
CV at TownPark (Sarasota)	Sarasota, FL	Mar-05	272	28.0	6.5%	(4)(5)
CV at Walton Way	Augusta, GA	Mar-05	256	15.0	6.5%	(4)(5)
CG at Wesleyan	Macon, GA	Mar-05	328	20.7	6.5%	(4)(5)
CV at Lake Mary	Orlando, FL	May-05	504	41.2	6.5%	(4)(5)
Bridgetown Bay	Charlotte, NC	May-05	120	5.7	6.5%	(4)(5)
Devonshire	Dallas, TX	May-05	144	7.5	6.5%	(4)(5)
Dunwoody Springs	Atlanta, GA	May-05	350	23.5	6.5%	(4)(5)
Carlyle Club	Atlanta, GA	May-05	243	13.6	6.5%	(4)(5)
Aspen Hills	Dallas, TX	May-05	240	9.4	6.5%	(4)(5)
Ashley Run	Atlanta, GA	Jun-05	348	16.0	6.5%	(4)(5)
Mill Crossing	Dallas, TX	Jun-05	184	6.1	6.5%	(4)(5)
Arbors on Forest Ridge	Fort Worth, TX	Oct-05	210	11.2	6.5%	(4)(5)
Cutters Point	Dallas, TX	Oct-05	196	10.1	6.5%	(4)(5)
Eagle Crest	Dallas, TX	Oct-05	484	20.1	6.5%	(4)(5)
Sierra Ridge	San Antonio, TX	Oct-05	230	10.1	6.5%	(4)(5)
Timberglen	Dallas, TX	Oct-05	304	11.5	6.5%	(4)(5)
Toscana	Dallas, TX	Oct-05	192	5.4	6.5%	(4)(5)
Silverbrook	Fort Worth, TX	Oct-05	642	23.1	6.5%	(4)(5)
The Meridian	Austin, TX	Oct-05	200	7.5	6.5%	(4)(5)
The Landing	Raleigh, NC	Dec-05	200	12.9	6.5%	(4)(5)
Cypress Cove at Suntree	Melbourne, FL	Dec-05	326	4.0	5.5%	10% Ownership Interest
CV at Caledon Woods	Greenville, SC	Jan-06	350	22.9	6.5%	(4)(5)
The Timbers	Raleigh, NC	Jan-06	176	7.6	6.5%	(4)(5)
CV at Remington Place	Raleigh, NC	Jan-06	136	7.9	6.5%	(4)(5)
Summerwalk	Charlotte, NC	Jan-06	160	8.2	6.5%	(4)(5)
CV at Paces Glen	Charlotte, NC	Jan-06	172	6.0	6.5%	(4)(5)
CV at Stone Brook	Atlanta, GA	Jan-06	188	9.4	6.5%	(4)(5)
CG at Whitemarsh	Savannah, GA	Jan-06	352	38.7	6.5%	(4)(5)

SIGNIFICANT PROPERTY DISPOSITIONS

				Sales	Cap
	Location	Date	Units/SF	Price	Rate	Remarks
			(SF-000s)	($ mm)	(3)
Retail
Colonial Mall Gadsden	Gadsden, AL	Mar-05	517.0	58.8	8.1%	Sears, McRae’s, Belk
Colonial Mall Temple	Temple, TX	Apr-05	446.4	33.5	9.0%	JC Penney, Dillard’s, Foley’s
Colonial Mall Macon	Macon, GA	Jul-05	764.2	133.5	8.5%	Sears, Belk, Macy’s
Colonial Mall Burlington	Burlington, NC	Jul-05	419.2	32.5	10.0%	Sears, Belk, JC Penney
Colonial Mall Greenville	Greenville, NC	Nov-05	450.3	52.6	7.9%	(7)	JC Penney, Belk, Proffitt’s
Colonial Mall Bel Air	Mobile, AL	Nov-05	1,333.8	142.4	7.9%	(7)	Parisian, Sears, JC Penney
Colonial Mall Glynn Place	Brunswick, GA	Nov-05	507.7	29.5	7.9%	(7)	Sears, Belk, JC Penney
Colonial Mall Valdosta	Valdosta, GA	Nov-05	398.9	46.5	7.9%	(7)	Sears, Belk, JC Penney
Colonial Mall Myrtle Beach	Myrtle Beach, SC	Nov-05	475.4	59.8	7.9%	(7)	JC Penney, Belk, BassPro Shops
Colonial University Village	Auburn, AL	Nov-05	526.9	31.2	7.9%	(7)	Sears, Belk, JC Penney

	2005 Dispositions			$1,011.0
	2006 Dispositions			$100.7

	Total			$1,111.7

Notes:

(1)	First year investment includes the first year capital expenditures and closing costs which are included for purposes of underwriting the acquisition.

(2)	Projected GAAP property NOI divided by the projected first year investment price.

(3)	Represents market cap rate which includes industry standard management fees and capital reserves.

(4)	These properties are part of a larger and ongoing transaction that was announced in April 2005.

(5)	The cap rate presented is a blended cap rate for the total transaction comprised of 29 properties. The first six properties sold in this transaction during the first quarter of 2005 had a weighted average cap rate of 6.9%, as previously reported. The eight properties sold in the second quarter of 2005 had a weighted average cap rate of 5.9%, the eight properties sold in the fourth quarter of 2005 had a weighted average cap rate of 7.0% and the seven properties sold in January of 2006 was 6.2%.

(6)	These acquisitions represent properties acquired for condominium conversions. The Company is a 98% partner in these projects. See page 28 for information regarding sales of these units.

(7)	These dispositions are part of a single transaction. The Company retained a 10% interest in these properties.

4Q05	NYSE: CLP

COLONIAL PROPERTIES TRUST
Additional Corporate Data
($ in 000s)
UNCONSOLIDATED PARTNERSHIPS SUMMARY

				Units /	CLP
Property	Location		Property Type	SF-000s	% Own	Sec'd Debt	Equity Invest
CMS Joint Venture I - 3 Properties
Colonial Grand at Barrington	Macon	GA	Multifamily	176	15%
Colonial Grand at Mountain Brook	Birmingham	AL	Multifamily	392	15%
Colonial Village at Stockbridge	Stockbridge	GA	Multifamily	240	15%

				808		$4,758	$944

CMS Joint Venture II - 4 Properties
Colonial Grand at Inverness Lakes	Mobile	AL	Multifamily	312	15%
Colonial Village at Inverness Lakes	Mobile	AL	Multifamily	186	15%
Colonial Village at Hillwood	Montgomery	AL	Multifamily	160	15%
Colonial Village at Rocky Ridge	Birmingham	AL	Multifamily	226	15%

				885		4,794	597

CMS Joint Venture III - 2 Properties
Colonial Grand at Bayshore	Bradenton	FL	Multifamily	376	25%
Colonial Village at Palma Sola	Bradenton	FL	Multifamily	340	25%

				717		8,728	2,721

CMS Joint Venture IV - 2 Properties
Colonial Village at Hendersonville	Nashville	TN	Multifamily	364	25%
Colonial Grand at Brentwood	Nashville	TN	Multifamily	254	25%

				619		7,315	2,377

DRA
Colony Woods	Birmingham	AL	Multifamily	414	10%
Meadows of Brook Highland	Birmingham	AL	Multifamily	400	10%
Madison at Shoal Run	Birmingham	AL	Multifamily	276	10%

				1,090		4,231	2,403

DRA/Colonial Office JV (2)			Office	11,700	15%	210,620	46,896
DRA/The Grove at Riverchase	Birmingham	AL	Multifamily	345	20%	3,850	1,788

DRA — Cunningham
Cunningham	Austin	TX	Multifamily	280	20%	2,800	1,111

DRA — Southwest
Arabian Trails	Scottsdale	AZ	Multifamily	384	20%
Casa Lindas	Tucson	AZ	Multifamily	144	20%
Colonia del Rio	Tucson	AZ	Multifamily	176	20%
Desert Lakes	Las Vegas	NV	Multifamily	184	20%
Fairway Crossing	Phoenix	AZ	Multifamily	310	20%
Hacienda del Rio	Tucson	AZ	Multifamily	248	20%
La Entrada	Scottsdale	AZ	Multifamily	130	20%
Pinnacle Estates	Albuquerque	NM	Multifamily	294	20%
Pinnacle Flamingo West	Las Vegas	NV	Multifamily	324	20%
Pinnacle Heights	Tucson	AZ	Multifamily	310	20%
Pinnacle High Desert	Albuquerque	NM	Multifamily	430	20%
Pinnacle High Resort	Rio Rancho	NM	Multifamily	301	20%
Posada del Este	Phoenix	AZ	Multifamily	148	20%
Rancho Viejo	Phoenix	AZ	Multifamily	266	20%
Springhill	Tucson	AZ	Multifamily	224	20%
Talavera	Las Vegas	NV	Multifamily	350	20%

				4,223		45,506	18,044

GPT
Colonial Mall Bel Air	Mobile	AL	Retail	1,334	10%
Colonial Mall Glynn Place	Greenville	NC	Retail	450	10%
Colonial Mall Greenville	Brunswick	GA	Retail	508	10%
Colonial Mall Myrtle Beach	Valdosta	GA	Retail	399	10%
Colonial Mall Valdosta	Mrytle Beach	SC	Retail	475	10%
Colonial University Village	Auburn	AL	Retail	527	10%

				3,693		32,366	(2,311	)(1)

				Units /	CLP
Property	Location		Property Type	SF-000s	% Own	Sec'd Debt	Equity Invest
Other
Parkway City Mall	Huntsville	AL	Retail	636	45%	26,415	12,984
Colonial Promenade Madison	Huntsville	AL	Retail	111	25%		2,255
Colonial Promenade Hoover	Birmingham	AL	Retail	155	10%	1,714	80
Turkey Creek	Knoxville	TN	Retail	395	50%	6,509	18,987

Land Title Building	Birmingham	AL	Office	32	33%	447	11
Douglas HCI (1)	Coral Gables	FL	Office		25%		5,807

CG at Research Park	Durham	NC	Multifamily	370	20%	4,784	1,570
Carter Regents Park (Development)	Atlanta	GA	Multifamily		40%		3,000
Merritt at Godley Station	Pooler	GA	Multifamily	220	35%	6,904	3,188
Arbors at Windsor Lake	Columbia	SC	Multifamily	228	10%	893	716
Stone Ridge	Columbia	SC	Multifamily	191	10%	500	497

Other Unconsolidated Investments						—	35

Total Investments in Unconsolidated Subsidiaries						$373,134	$123,700

(1)	Colonnade Properties LLC, a consolidated partially owned entity, holds a 25% interest in Douglas HCI.

(2)	Colonial acquired an interest in approximately 26 properties located in Ft. Lauderdale, Jacksonville, Orlando, St. Petersburg and Tallahassee, Florida; Atlanta, Georgia; Rockville, Maryland; Charlotte, North Carolina; Memphis, Tennessee; and Dallas and Houston, Texas.

(3)	Amount represents the value of Colonial’s investment in the Joint Venture of approximately $8.0 million, offset by the excess basis difference on the transaction of approximately $10.3 million, which will be amortized over the life of the investment.

4Q05	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Multifamily
MULTIFAMILY DIVISIONAL NOI *(1)

($ in 000s)	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05

Colonial Same-Property Portfolio *(2)
Divisional Revenues	20,293	20,701	21,199	21,390	83,583	21,547	22,037	22,463	22,806	88,853
Divisional Expenses	7,889	7,913	8,377	8,103	32,282	8,334	8,327	8,766	7,685	33,112

Divisional NOI	12,404	12,788	12,822	13,287	51,301	13,213	13,710	13,697	15,121	55,741

Divisional NOI Margin	61.1%	61.8%	60.5%	62.1%	61.4%	61.3%	62.2%	61.0%	66.3%	62.7%

NOI Growth *(3)	1.6%	3.9%	2.4%	5.5%	3.4%	6.5%	7.2%	6.8%	13.8%	8.7%
NOI Growth — Sequential	-4.7%	3.2%	-0.8%	8.2%		-0.6%	3.8%	-0.1%	10.4%

Cornerstone Same-Property Portfolio *(2)(4)
Divisional Revenues	34,532	35,447	35,625	35,768	141,372	36,113	36,596	36,958	37,237	146,904
Divisional Expenses	13,755	14,558	15,512	15,355	59,180	16,159	14,632	15,680	15,741	62,212

Divisional NOI	20,777	20,889	20,113	20,413	82,192	19,954	21,964	21,278	21,496	84,692

Divisional NOI Margin	60.2%	58.9%	56.5%	57.1%	58.1%	55.3%	60.0%	57.6%	57.7%	57.7%

NOI Growth *(3)						-4.0%	5.1%	5.8%	5.3%	3.0%
NOI Growth — Sequential						-2.2%	10.1%	-3.1%	1.0%

Combined Same-Property Portfolio *(2)(4)
Divisional Revenues	54,825	56,148	56,824	57,158	224,955	57,660	58,633	59,421	60,043	235,757
Divisional Expenses	21,644	22,471	23,889	23,458	91,462	24,493	22,959	24,446	23,426	95,324

Divisional NOI	33,181	33,677	32,935	33,700	133,493	33,167	35,674	34,975	36,617	140,433

Divisional NOI Margin	60.5%	60.0%	58.0%	59.0%	59.3%	57.5%	60.8%	58.9%	61.0%	59.6%

NOI Growth *(3)						0.0%	5.9%	6.2%	8.7%	5.2%
NOI Growth — Sequential						-1.6%	7.6%	-2.0%	4.7%

Total Division Portfolio
Divisional Revenues	26,545	28,713	31,827	36,311	123,396	38,266	80,254	80,919	80,304	279,743
Divisional Expenses	10,373	10,994	12,822	13,927	48,116	15,216	32,370	33,519	31,666	112,771

Divisional NOI	16,172	17,719	19,005	22,384	75,280	23,050	47,884	47,400	48,638	166,972

Divisional NOI Margin	60.9%	61.7%	59.7%	61.6%	61.0%	60.2%	59.7%	58.6%	60.6%	59.7%

NOI Growth	5.5%	16.9%	24.0%	39.3%	21.7%	42.5%	170.2%	149.4%	117.3%	121.8%

Notes:

(1)	For more information regarding Multifamily Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

(2)	The 2004 same-property data reflects results of the 2005 same-property portfolio, as adjusted for dispositions during year.

(3)	The 2004 same-property growth reflects performance of the 2004 same-property portfolio, which does not include any unconsolidated assets.

(4)	Same store NOI growth percentages presented for or including Cornerstone properties utilize amounts previously reported by Cornerstone.
SUMMARY BY MARKET *(1)

		Total Multifamily Division			Same-Property
							Increase/(Decrease) from Prior Year Period
		# of	% of	% of	# of Wtd	% of	Current Quarter			Year-to-Date
		Units	Units	NOI	Units	Units	Rev	Exp	NOI	Rev	Exp	NOI
Atlanta	GA	2,997	6.8%	9.0%	900	3.3%	3.2%	-3.3%	10.1%	4.6%	-0.6%	9.8%
Austin	TX	1,512	3.4%	3.1%	762	2.8%	4.9%	-21.4%	32.7%	3.9%	-4.5%	13.1%
Birmingham	AL	4,863	11.0%	9.4%	2,810	10.2%	4.1%	-20.6%	22.4%	5.3%	-0.2%	9.2%
Charleston	SC	1,544	3.5%	5.6%	1,544	5.6%	11.5%	-13.8%	27.2%	7.0%	-0.6%	11.7%
Charlotte	NC	3,861	8.7%	8.0%	3,007	10.9%	3.1%	2.5%	3.5%	3.6%	7.5%	0.7%
Dallas	TX	2,532	5.7%	5.3%	2,532	9.2%	3.2%	2.5%	3.9%	4.8%	4.8%	4.7%
Fort Worth	TX	2,084	4.7%	3.6%	1,648	6.0%	1.4%	11.6%	-10.2%	3.8%	5.8%	1.7%
Huntsville	AL	1,572	3.5%	4.6%	1,572	5.7%	3.4%	-0.8%	5.5%	2.4%	-0.6%	4.1%
Orlando	FL	2,813	6.3%	11.4%	2,273	8.2%	10.9%	-1.8%	18.2%	11.0%	3.9%	15.0%
Raleigh	NC	3,380	7.6%	7.1%	2,228	8.1%	0.8%	-0.4%	1.6%	1.9%	3.8%	0.5%
Richmond	VA	1,954	4.4%	6.2%	1,954	7.1%	4.7%	2.9%	5.8%	4.3%	3.9%	4.5%
Other		15,225	34.3%	26.8%	6,386	23.1%	5.5%	11.3%	2.3%	3.9%	9.1%	0.9%

Total		44,337	100.0%	100.0%	27,616	100.0%	5.1%	-0.1%	8.7%	4.8%	4.2%	5.2%

Notes:

(1)	For more information regarding Multifamily Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

4Q05	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Multifamily

SAME-PROPERTY RESULTS	DIVISION RESULTS

OPERATIONAL STATISTICS

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05(4)	3Q05	4Q05	YTD ’05
End of Month Scheduled Base Rent per Unit Per Month (See Reconciliation Below)
Same-Property *(1)	$800	$805	$814	$813		$813	$782	$784	$788
change	1.2%	1.6%	2.1%	2.1%		1.6%	-2.8%	-3.7%	-3.1%
Total Division *(2)	$796	$824	$822	$828		$833	$792	$807	$828
change	-0.3%	4.3%	3.3%	5.9%		4.7%	-3.9%	-1.8%	0.0%
Tot Div-Consol Assets Only *(2)	$799	$827	$807	$834		$838	$788	$795	$817
change	-0.4%	4.4%	1.5%	12.9%		4.8%	-4.7%	-1.5%	-2.0%

End of Month Scheduled Base Rent per SF per Month
Same-Property *(1)	$0.73	$0.74	$0.75	$0.75		$0.75	$0.82	$0.82	$0.82
change	1.2%	1.6%	2.1%	2.1%		2.2%	10.8%	9.3%	9.3%
Total Division *(2)	$0.74	$0.76	$0.76	$0.78		$0.78	$0.84	$0.85	$0.85
change	0.3%	3.3%	3.9%	7.0%		4.8%	10.4%	11.8%	9.0%
Tot Div-Consol Assets Only *(2)	$0.74	$0.76	$0.74	$0.78		$0.77	$0.83	$0.83	$0.84
change	0.3%	3.4%	1.7%	6.8%		4.4%	8.7%	12.2%	7.7%

Scheduled Base Rent per Unit Per Month Reconciliation
Same-Property
Scheduled Rent	$800	$805	$814	$813		$813	$782	$784	$788
Less: Vacancy & Concessions *(3)	(157)	(147)	(149)	(140)		(123)	(134)	(127)	(124)
Less: Effect of Change To Qtrly Avg	—	(1)	—	—		—	—	—	—

Rent / Unit — Consolidated Assets	$643	$657	$665	$673		$690	$648	$657	$664

Total Division
Scheduled Rent	$796	$824	$822	$828		$833	$792	$807	$828
Less: Vacancy & Concessions *(3)	(159)	(159)	(159)	(161)		(147)	(143)	(138)	(136)
Less: Eff — Ch To Qtrly Avg & Disp.	—	(19)	—	—		—	—	—	—

Monthly Rent/Unit	637	646	663	667		686	649	669	692

Effect of Unconsolidated Assets	1	3	1	8		(4)	(6)	(15)	(14)

Rent / Unit — Consolidated Assets	$638	$649	$664	$675		$682	$643	$654	$678

To Reconcile to Total Division Rent
Mult by: # of Months in Qtr	3	3	3	3		3	3	3	3
Mult by: Avg # of Cons. Units for Pd	12,391	13,075	13,985	14,687		15,240	34,900	34,162	33,466

Revenue	$23,710	$25,447	$27,863	$29,731		$31,175	$67,316	$67,033	$68,077

The Company believes Scheduled Base Rent is useful to investors as a measure of indicated monthly market rents and the maximum potential revenue per unit that is currently achievable. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1)	The 2004 same-property data reflects results of the 2005 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up.

(3)	[Sched base rents less vacancy loss, all concessions (including but not limited to: renewals, move-ins, models, employee units), and bad debts] /sched base rents.

(4)	2Q05 through 4Q05 include Cornerstone operational statistics. All previous periods reflect only Colonial operational statistics.

4Q05	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Multifamily
OPERATIONAL STATISTICS CONT’D

	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
Apartment Homes
Units — Consolidated Assets	12,391	13,814	14,398	14,842	13,861	15,240	34,051	34,529	34,272	29,523

Unconsolidated Assets (at %)	534	733	887	1,732	972	1,597	1,783	1,924	1,891	1,799
Unconsol. — Cost Method (at %)	109	344	165	—	155	—	—	—	—	—

Units in Lease-Up		12	48	647	236	428	1,448	1,651	659	1,047
1st Yr Acquisition Units — Consolidated		1,411	1,643	2,947	2,000	2,947	23,770	23,877	21,245	17,960

Capital Expenditures ($ in 000s) *(1)
Regular Maintenance	$1,438	$2,053	$2,498	$2,099	$8,088	$1,914	$2,238	$1,863	$2,648	$8,663
Revenue-Enhancing	11	28	21	13	73	4	16	53	5	78
Admin — Division	14	27	61	74	176	118	343	181	—	642

Total w/o Acquisition-Related	1,463	2,108	2,580	2,186	8,337	2,036	2,597	2,097	2,653	9,383
Acquisition-Related *(2)(4)	116	212	598	691	1,617	323	3,382	8,072	11,808	23,585

Total	1,579	2,320	3,178	2,877	9,954	2,359	5,979	10,169	14,461	32,968
Less: Unconsolidated Assets	(25)	(50)	(91)	(306)	(472)	(292)	(515)	(358)	(408)	(1,573)

Total — Consolidated Assets	$1,554	$2,270	$3,087	$2,571	$9,482	$2,067	$5,464	$9,811	$14,053	$31,395

Capital Expenditures per Unit *(3)
Regular Maintenance	$112	$161	$186	$162	$650	$142	$211	$171	$224	$703
Revenue-Enhancing	1	2	2	1	6	—	2	5	—	6

Total w/o Acquisition-Related	113	163	188	163	656	142	212	175	186	710
Total — Consolidated Assets	$115	$164	$191	$161	$661	$137	$197	$173	$182	$682

(1)	See page 17 for a reconciliation to the Income Statement.

(2)	Capital spent on recently acquired properties. First year capital has been included in the total investment for purposes of underwriting the acquisition.

(3)	Per unit data does not include units in lease-up, properties held under the cost basis of accounting or 1st year acquisition units.

(4)	All Cornerstone related capital expenditures are included in acquisition-related capital expenditures.
MULTIFAMILY DIVISION

($ in 000s)	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05

Condominium Projects Status
Units Closed in prior quarters	—	—	—	—	—	—	—	—	172
Units Closed	—	—	—	—	—	—	—	172	156	328
Contracted (1)	—	—	—	—	—	—	—	76	26	26
Available Units	—	—	—	—	—	—	—	411	305	305

Total Units	—	—	—	—	—	—	—	659	659	659

Gross Sales Price (2)	—	—	—	—	—	—	—	$41,280	$38,042	$79,322
Average per unit	—	—	—	—	—	—	—	240	244	242
FFO from Gain on Sale (3)	—	—	—	—	—	—	—	2,458	2,250	4,708

Notes:

(1)	Units under contract are stated as of the end of the quarter. There can be no assurance that condominium units under contract will close.

(2)	Gross sales price represents gross amounts before reduction for minority interests.

(3)	FFO from gains has been reduced by the impact of taxes and minority interest allocations.

4Q05	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Multifamily

			%	Total
Property	Location		Own	Units	SF (000s)	4Q04	1Q05	2Q05	3Q05	4Q05	S-P
CONSOLIDATED PROPERTIES
Arbor Trace (1)	Norfolk	VA	100%	148	125.8	94.6%	98.6%	98.6%	97.3%	96.6%	S
Ashley Park (1)	Richmond	VA	100%	272	208.1	91.5%	90.4%	95.6%	100.0%	97.4%	S
Autumn Park	Greensboro	NC	100%	402	350.4				98.5%	92.8%
Beacon Hill	Charlotte	NC	100%	349	256.1	90.8%	95.4%	97.4%	96.6%	93.7%	S
Brookfield	Dallas	TX	100%	232	165.6	95.3%	97.0%	94.8%	91.8%	89.2%	S
Cape Landing	Myrtle Beach	SC	100%	288	268.6	97.6%	96.9%	98.6%	99.3%	91.0%	S
CG at Arringdon	Raleigh	NC	100%	320	336.0	86.9%	96.6%	99.1%	96.9%	95.0%
CG at Barrett Creek	Atlanta	GA	100%	332	309.5				97.0%	94.3%
CG at Bear Creek	Fort Worth	TX	100%	436	395.0				94.3%	95.2%
CG at Bellevue	Nashville	TN	100%	349	345.0					94.6%
CG at Berkeley Lake	Atlanta	GA	100%	180	243.9	95.0%	97.2%	95.6%	96.7%	96.1%
CG at Beverly Crest	Charlotte	NC	100%	300	278.7	88.7%	96.3%	96.3%	96.3%	97.0%
CG at Crabtree Valley	Raleigh	NC	100%	210	209.7					94.8%
CG at Cypress Crossing	Orlando	FL	100%	250	314.6	96.0%	98.1%	100.0%	98.0%	98.4%	S
CG at Edgewater	Huntsville	Al	100%	500	541.7	91.2%	95.0%	97.0%	97.0%	96.2%	S
CG at Enclave	Atlanta	GA	100%	200	296.0	94.0%	90.5%	96.0%	96.0%	94.5%	S
CG at Galleria	Birmingham	AL	100%	1,080	1,195.2	95.3%	96.2%	99.3%	97.3%	94.8%	S
CG at Hammocks (1)	Savannah	GA	100%	308	323.8	95.1%	91.9%	91.2%	95.5%	97.4%	S
CG at Heather Glen	Orlando	FL	100%	448	524.1	98.9%	98.7%	99.1%	99.3%	98.7%	S
CG at Heathrow	Orlando	FL	100%	312	370.0	99.8%	100.0%	99.4%	99.4%	100.0%	S
CG at Hunter’s Creek	Orlando	FL	100%	496	624.5	99.0%	99.4%	99.4%	98.4%	96.4%	S
CG at Lakewood Ranch	Sarasota	FL	100%	288	301.7	96.8%	97.6%	97.9%	99.3%	99.0%	S
CG at Legacy Park	Charlotte	NC	100%	288	289.1	95.5%	96.9%	96.2%	95.1%	94.1%	S
CG at Liberty Park	Birmingham	AL	100%	300	338.7	92.7%	95.7%	96.7%	100.0%	96.3%	S
CG at Madison	Huntsville	AL	100%	336	354.6	95.8%	96.4%	95.8%	97.6%	94.3%	S
CG at Mallard Creek	Charlotte	NC	100%	252	105.3					98.4%
CG at Mallard Lake	Charlotte	NC	100%	302	300.8					93.4%
CG at McGinnis Ferry	Atlanta	GA	100%	434	516.0	97.5%	94.2%	97.7%	98.8%	96.3%
CG at Metrowest	Orlando	FL	100%	311	313.5	97.1%	98.4%	98.7%	99.0%	96.8%	S
CG at Mount Vernon	Atlanta	GA	100%	213	257.2	96.2%	97.7%	99.5%	99.1%	97.2%
CG at Natchez Trace	Jackson	MS	100%	328	342.8	90.2%	90.9%	98.8%	99.7%	97.9%	S
CG at Patterson Place	Raleigh	NC	100%	252	238.7	88.5%	99.2%	99.2%	94.8%	96.0%
CG at Promenade	Montgomery	AL	100%	384	424.4	90.1%	98.2%	94.3%	100.0%	96.4%	S
CG at Quarterdeck (1)	Charleston	SC	100%	230	218.9	97.0%	97.4%	94.8%	99.6%	95.7%	S
CG at River Oaks	Atlanta	GA	100%	216	276.2	95.4%	94.9%	97.7%	97.7%	94.4%
CG at River Plantation	Atlanta	GA	100%	232	311.0	96.1%	98.3%	96.6%	97.8%	93.5%
CG at Riverchase	Birmingham	AL	100%	468	745.8	96.1%	96.5%	97.2%	99.6%	95.7%	S
CG at Seven Oaks	Tampa	FL	100%	318	304.5		98.1%	97.5%	96.9%	94.3%
CG at Shelby Farms	Memphis	TN	100%	296	318.3					94.6%
CG at Sugarloaf	Atlanta	GA	100%	250	329.6	96.0%	94.8%	97.6%	94.4%	90.4%
CG at The Reservoir	Jackson	MS	100%	170	195.6	92.4%	93.5%	97.1%	99.4%	100.0%	S
CG at Town Park	Orlando	FL	100%	456	584.7	97.1%	98.0%	99.1%	99.1%	98.0%	S
CG at Town Park Reserve	Orlando	FL	100%	80	65.8		98.8%	100.0%	100.0%	100.0%
CG at Trinity Commons (1)	Raleigh	NC	100%	462	277.2	95.2%	92.6%	94.8%	97.0%	97.0%	S
CG at Valley Ranch (1)	Dallas	TX	100%	396	462.1	97.0%	93.9%	98.7%	99.0%	98.2%	S
CG at Whitemarsh	Savannah	GA	100%	352	347.7			LU	LU	92.9%
CG at Wilmington (1)	Wilmington	NC	100%	390	351.9	93.1%	96.4%	97.9%	98.2%	95.9%	S
Clarion Crossing	Raleigh	NC	100%	260	175.4	93.8%	92.3%	95.4%	96.5%	95.0%	S
Copper Crossing	Fort Worth	TX	100%	400	309.2	92.8%	95.2%	95.2%	92.8%	91.0%	S
Cottonwood Crossing (1)	Fort Worth	TX	100%	200	150.2	94.5%	97.5%	95.0%	97.5%	92.5%	S
CV at Ashford Place	Mobile	AL	100%	168	139.1	97.0%	95.8%	96.4%	97.0%	98.2%	S
CV at Bear Creek (1)	Fort Worth	TX	100%	120	90.6	96.7%	95.8%	97.5%	97.5%	98.3%	S
CV at Bedford (1)	Fort Worth	TX	100%	238	154.0	94.1%	97.5%	95.0%	96.6%	96.6%	S
CV at Caledon Wood	Greenville	SC	100%	350	348.3	96.0%	96.6%	99.4%	96.9%	97.7%	S
CV at Canyon Hills (1)	Austin	TX	100%	229	163.1	98.7%	98.7%	99.1%	97.8%	99.6%	S

4Q05	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Multifamily

			%	Total
Property	Location		Own	Units	SF (000s)	4Q04	1Q05	2Q05	3Q05	4Q05	S-P
CV at Charleston Place	Charlotte	NC	100%	214	172.4	96.7%	98.1%	96.7%	93.5%	94.4%	S
CV at Chase Gayton (1)	Richmond	VA	100%	328	311.2	93.0%	96.0%	99.4%	96.3%	95.7%	S
CV at Deerfield (1)	Raleigh	NC	100%	204	181.1	94.6%	94.1%	92.2%	99.0%	90.2%	S
CV at Estrada (1)	Dallas	TX	100%	248	191.2	91.5%	96.0%	96.0%	96.4%	97.2%	S
CV at Greenbrier (1)	Richmond	VA	100%	258	219.5	96.1%	96.1%	98.8%	97.7%	97.7%	S
CV at Greentree (1)	Savannah	GA	100%	194	165.2	90.2%	79.4%	93.3%	96.4%	99.0%	S
CV at Greystone	Charlotte	NC	100%	408	378.3	96.1%	98.0%	95.3%	94.4%	93.4%	S
CV at Hampton Glen (1)	Richmond	VA	100%	232	182.8	97.0%	95.3%	97.8%	98.3%	96.1%	S
CV at Hampton Pointe	Charleston	SC	100%	304	314.6	95.4%	95.4%	96.4%	95.4%	93.1%	S
CV at Harbour Club (1)	Norfolk	VA	100%	214	174.0	96.7%	99.1%	100.0%	98.6%	97.7%	S
CV at Haverhill	San Antonio	TX	100%	322	326.9	93.2%	94.4%	95.0%	96.9%	95.7%	S
CV at Highland Hills (1)	Raleigh	NC	100%	264	264.1	88.6%	89.4%	94.7%	90.9%	94.7%	S
CV at Huntington (1)	Savannah	GA	100%	147	121.1	99.3%	92.5%	95.2%	98.0%	96.6%	S
CV at Huntleigh Woods	Mobile	AL	100%	233	199.1	95.3%	95.3%	95.7%	99.1%	99.1%	S
CV at Inverness	Birmingham	AL	100%	586	551.6	95.2%	95.9%	96.6%	98.8%	93.3%	S
CV at Main Park (1)	Dallas	TX	100%	192	226.9	96.4%	93.8%	96.4%	97.4%	92.7%	S
CV at Marsh Cove (1)	Savannah	GA	100%	188	412.0	87.2%	80.3%	83.0%	93.1%	92.0%	S
CV at Meadow Creek (1)	Charlotte	NC	100%	250	214.9	94.8%	98.4%	93.6%	95.2%	92.0%	S
CV at Mill Creek	Greensboro	NC	100%	220	197.3	94.1%	94.5%	96.8%	98.2%	91.4%	S
CV at North Arlington (1)	Fort Worth	TX	100%	240	190.6	97.1%	96.2%	93.8%	95.4%	95.8%	S
CV at Paces Glen	Charlotte	NC	100%	172	155.7	91.3%	96.5%	97.1%	95.3%	89.5%	S
CV at Pear Ridge (1)	Dallas	TX	100%	242	187.3	97.5%	97.5%	98.3%	98.8%	93.0%	S
CV at Pinnacle Ridge (1)	Asheville	NC	100%	166	146.9	97.6%	94.0%	97.0%	98.8%	97.0%	S
CV at Poplar Place	Atlanta	GA	100%	324	269.4	93.8%	92.0%	94.8%	95.7%	92.6%	S
CV at Quarry Oaks	Austin	TX	100%	533	459.8	94.0%	96.1%	95.3%	95.7%	93.6%	S
CV at Regency Place	Raleigh	NC	100%	180	151.2	97.8%	92.2%	97.2%	95.0%	95.0%	S
CV at Remington Place	Raleigh	NC	100%	136	149.4	96.3%	97.1%	97.1%	97.8%	97.1%	S
CV at Research Park	Huntsville	AL	100%	736	809.3	95.2%	96.9%	96.9%	97.1%	99.3%	S
CV at Sierra Vista	Austin	TX	100%	232	204.4		95.7%	96.6%	98.7%	94.0%
CV at Silverado I	Austin	TX	100%	238	239.0	LU	LU	LU	97.5%	93.3%
CV At South Tryon	Charlotte	NC	100%	216	230.5	96.8%	97.2%	94.0%	96.8%	98.6%	S
CV at Spring Lake	Atlanta	GA	100%	188	189.7	91.0%	94.1%	93.1%	96.8%	94.7%	S
CV at Stone Brook	Atlanta	GA	100%	188	176.2	94.1%	93.1%	94.7%	95.7%	87.2%	S
CV at Stone Point	Charlotte	NC	100%	192	162.8	95.3%	96.4%	99.5%	97.9%	93.8%	S
CV at Timber Crest (1)	Charlotte	NC	100%	282	277.1	95.7%	95.7%	96.1%	95.4%	94.0%	S
CV at Timothy Woods	Athens	GA	100%	204	211.4	92.2%	95.6%	92.6%	96.1%	95.6%	S
CV at Tradewinds (1)	Norfolk	VA	100%	284	263.9	99.3%	97.5%	98.6%	97.9%	95.4%	S
CV at Trussville	Birmingham	AL	100%	376	410.3	94.7%	94.9%	94.4%	98.1%	93.6%	S
CV at Twin Lakes	Orlando	FL	100%	460	380.0	LU	LU	LU	99.3%	97.4%
CV at Waterford (1)	Richmond	VA	100%	312	292.1	92.3%	97.1%	99.7%	99.0%	96.5%	S
CV at Waters Edge (1)	Charleston	SC	100%	204	187.6	92.6%	96.1%	96.6%	96.6%	92.6%	S
CV at Westchase	Charleston	SC	100%	352	248.4	95.7%	95.7%	98.9%	93.2%	94.9%	S
CV at Windsor Place (1)	Charleston	SC	100%	224	213.4	92.4%	94.6%	91.1%	92.0%	92.9%	S
Glen Eagles I & II	Greensboro	NC	100%	310	158.0	88.4%	89.7%	94.8%	94.8%	90.0%	S
Grayson Square I & II	Fort Worth	TX	100%	450	380.5	97.6%	94.9%	95.6%	95.3%	95.8%	S
Heatherwood (1)	Charlotte	NC	100%	476	432.3	87.4%	88.0%	93.9%	95.2%	91.6%	S
Mayflower Seaside (1)	Norfolk	VA	100%	265	183.5	95.8%	95.5%	99.6%	100.0%	95.8%	S
Merritt at James Island	Charleston	SC	100%	230	257.4	90.9%	97.0%	97.8%	97.4%	92.6%	S
Paces Cove (1)	Dallas	TX	100%	328	219.8	91.2%	92.1%	93.9%	97.9%	100.0%	S
Paces Point	Dallas	TX	100%	300	228.6	95.3%	94.3%	93.7%	92.7%	95.3%	S
Parkside at Woodlake	Raleigh	NC	100%	266	230.2	89.5%	88.7%	92.9%	95.5%	91.0%	S
Remington Hills at Las Colinas (1)	Dallas	TX	100%	362	345.7	93.6%	93.6%	93.6%	98.6%	93.6%	S
Summer Tree (1)	Dallas	TX	100%	232	133.4	98.7%	96.6%	97.0%	95.3%	94.4%	S
Summerwalk (1)	Charlotte	NC	100%	160	154.0	98.1%	96.2%	98.1%	96.9%	98.1%	S
The Gables (1)	Richmond	VA	100%	224	156.3	98.2%	97.3%	97.8%	99.6%	98.2%	S
The Meadows I, II, & III	Asheville	NC	100%	392	187.6	95.7%	93.4%	91.6%	95.4%	94.4%	S
The Timbers	Raleigh	NC	100%	176	131.1	92.0%	88.1%	95.5%	92.6%	93.2%	S
The Trestles	Raleigh	NC	100%	280	217.3	95.4%	91.1%	96.8%	97.1%	95.7%	S
Trolley Square East & West (1)	Richmond	VA	100%	328	180.4	90.5%	93.9%	86.3%	97.9%	97.9%	S
Trophy Chase I & II (1)	Charlottesville	VA	100%	425	372.5	91.1%	92.2%	96.0%	93.2%	95.1%	S

TOTAL CONSOLIDATED**	115			34,272	32,467.7	94.5%	95.2%	96.4%	97.0%	95.3%

4Q05	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Multifamily

			%	Total
Property	Location		Own	Units	SF (000s)	4Q04	1Q05	2Q05	3Q05	4Q05	S-P

UNCONSOLIDATED PROPERTIES
Arabian Trails	Phoenix	AZ	20%	384	347.2	94.8%	97.9%	96.4%	98.4%	97.1%
Arbors at Windsor Lake	Columbia	SC	10%	228	216.2			96.1%	96.1%	93.4%
Casas Lindas	Tuscon	AZ	20%	144	160.6	92.4%	93.8%	97.2%	97.2%	95.1%
CG at Barrington	Macon	GA	15%	176	191.9	93.2%	86.9%	96.0%	96.0%	98.9%
CG at Brentwood	Nashville	TN	25%	254	242.2	85.4%	96.1%	98.4%	99.2%	95.3%
CG at Inverness Lakes	Mobile	AL	15%	312	329.9	88.5%	87.8%	90.7%	89.1%	92.0%
CG at Mountain Brook	Birmingham	AL	15%	392	392.7	98.0%	95.9%	95.7%	99.5%	94.4%
CG at Research Park (Durham)	Raleigh	NC	20%	370	384.0				95.7%	91.9%
CMS Bayshore Associates, LP	Sarasota	FL	25%	376	368.9	100.0%	97.1%	98.1%	98.1%	98.9%
CMS Palma Sola Assoc, LP	Sarasota	FL	25%	340	291.8	98.5%	96.8%	98.2%	98.8%	97.4%
Colonia del Rio	Tuscon	AZ	20%	176	177.9	91.5%	90.9%	97.2%	97.7%	96.0%
Colony Woods	Birmingham	AL	10%	414	450.7	96.1%	98.6%	96.4%	97.3%	93.7%
Cunningham	Austin	TX	20%	280	257.3	92.9%	98.6%	95.4%	98.6%	90.0%
CV at Hendersonville	Nashville	TN	25%	364	250.4		92.3%	98.1%	96.4%	92.3%
CV at Hillwood	Montgomery	AL	15%	160	150.9	86.2%	98.1%	100.0%	100.0%	100.0%
CV at Inverness Lakes	Mobile	AL	15%	186	176.5	96.2%	96.2%	96.2%	97.8%	100.0%
CV at Rocky Ridge	Birmingham	AL	15%	226	258.9	92.9%	94.7%	97.3%	98.7%	95.1%
CV at Stockbridge	Atlanta	GA	15%	240	253.2	95.0%	95.4%	96.2%	95.4%	95.8%
Desert Lakes	Las Vegas	NV	20%	184	188.4	96.2%	98.4%	97.8%	97.8%	94.0%
Fairway Crossing	Phoenix	AZ	20%	310	303.2	94.8%	95.5%	95.8%	96.5%	94.2%
Hacienda del Rio	Tuscon	AZ	20%	248	152.5	91.1%	95.2%	98.4%	98.4%	97.6%
La Entrada	Phoenix	AZ	20%	130	112.8	96.9%	98.5%	97.7%	99.2%	98.5%
Madison at Shoal Run	Birmingham	AL	10%	276	249.3	97.1%	98.6%	98.6%	100.0%	97.5%
Meadows at Brook Highland	Birmingham	AL	10%	400	465.6	99.5%	96.5%	97.5%	97.5%	96.5%
Merritt at Godley Station	Savannah	GA	35%	312	337.3			LU	LU	LU
Pinnacle Estates	Albuquerque	NM	20%	294	313.4	91.2%	93.9%	96.3%	95.9%	93.5%
Pinnacle Flamingo West	Las Vegas	NV	20%	324	320.4	92.9%	97.8%	98.1%	95.7%	96.9%
Pinnacle Heights	Tuscon	AZ	20%	310	339.4	93.9%	92.3%	94.5%	97.4%	97.1%
Pinnacle High Desert	Albuquerque	NM	20%	430	478.0	93.0%	88.4%	94.7%	98.8%	95.6%
Pinnacle High Resort	Albuquerque	NM	20%	301	322.8	86.0%	90.4%	95.7%	95.0%	93.7%
Posada del Este	Phoenix	AZ	20%	148	128.9	94.6%	99.3%	97.3%	98.0%	98.0%
Rancho Viejo	Phoenix	AZ	20%	266	207.4	91.7%	94.0%	89.5%	95.5%	98.5%
Springhill	Tuscon	AZ	20%	224	175.5	88.4%	96.0%	93.3%	96.9%	97.8%
Stone Ridge	Columbia	SC	10%	191	196.2	LU	LU	LU	93.7%	92.7%
Talavera	Las Vegas	NV	20%	350	353.7	94.6%	98.0%	95.7%	96.9%	96.0%
The Grove at Riverchase	Birmingham	AL	20%	345	344.6				92.8%	95.7%

TOTAL UNCONSOLIDATED	36			10,065	9,553.6
UNCONSOLIDATED WTD FOR CLP % OWNED				1,891	1,722.9	93.6%	95.0%	96.3%	97.0%	95.6%

(1) Portfolio occupancy percentages for Cornerstone for all periods prior to 2Q05 utilize amounts previously reported by Cornerstone.

4Q05	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Multifamily

			%	Total
Property	Location		Own	Units	SF (000s)	4Q04	1Q05	2Q05	3Q05	4Q05	S-P

PROPERTIES SOLD
Ashley Run	Atlanta	GA	100%	348	400.2	74.1%	85.6%
Aspen Hills	Fort Worth	TX	100%	240	161.0	87.9%	86.2%
Bridgetown Bay	Charlotte	NC	100%	120	104.2	97.5%	99.2%
Carlyle Club Apartments	Atlanta	GA	100%	243	264.7	91.4%	88.9%
CG at Gainesville	Gainesville	FL	100%	560	488.6	96.1%	96.8%
CG at Galleria Woods	Birmingham	AL	100%	244	260.7	98.8%	98.0%
CG at Riverhills	Tampa	FL	15%	776	690.3	91.4%
CG at Wesleyan	Macon	GA	100%	328	382.9	93.6%	93.0%
Cutters Point (1)	Dallas	TX	100%	196	198.0	93.4%	97.4%	95.9%	97.4%
CV at Ashley Plantation	Bluffton	SC	100%	414	425.1	89.4%	84.8%
CV at Cahaba Heights	Birmingham	AL	15%	125	131.2	92.0%
CV at Lake Mary	Orlando	FL	100%	504	431.4	98.0%	98.6%
CV at Town Park	Sarasota	FL	100%	272	316.4	92.6%	98.2%
CV at Walton Way	Augusta	GA	100%	256	254.3	92.2%	90.2%
Cypress Cove at Suntree	Melbourne	FL	10%	326	334.7				95.1%
Devonshire	Dallas	TX	100%	144	126.1	89.6%	95.1%
Dunwoody Springs	Atlanta	GA	100%	350	331.6	94.0%	95.1%
Eagle Crest (1)	Dallas	TX	100%	484	429.3	91.5%	92.8%	92.8%	90.9%
Mill Crossing	Fort Worth	TX	100%	184	127.1	92.4%	87.5%
Sierra Ridge (1)	San Antonio	TX	100%	230	172.7	93.9%	95.7%	96.5%	92.6%
Silverbrook I & II (1)	Fort Worth	TX	100%	642	523.4	92.1%	93.8%	96.0%	91.7%
The Arbors on Forest Ridge (1)	Fort Worth	TX	100%	210	154.6	98.6%	98.6%	95.2%	96.7%
The Landing	Raleigh	NC	100%	200	192.2	93.5%	95.0%	98.5%	95.5%
The Meridian	Austin	TX	100%	200	158.8	97.5%	96.5%	95.5%	95.0%
Timberglen (1)	Dallas	TX	100%	304	221.3	92.1%	92.8%	95.7%	94.4%
Toscana (1)	Dallas	TX	100%	192	145.0	94.8%	94.8%	97.9%	91.7%

TOTAL SOLD	26			8,092	7,425.9	92.6%	91.7%	95.6%	93.3%

THIRD-PARTY MANAGED PROPERTIES
CMS Monte D’oro, LLC	Birmingham	AL	0%	200	295.8
CMS Rivermont	Nashville	TN	0%	106	115.3
Hawthorn Groves	Orlando	FL	0%	328	344.4
PH Coursey Place	Baton Rouge	LA	0%	352	344.3
PH Harbour View	Chattanooga	TN	0%	308	323.4
PH Rocky Ridge	Atlanta	GA	0%	300	347.1
Preserve at Godley Station I	Savannah	GA	0%	220	239.2
Preserve at Godley Station II	Savannah	GA	0%	160	165.0
Summit Place	Charleston	SC	0%	226	200.0

TOTAL MANAGED	9			2,200	2,374.6

4Q05	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Multifamily

		%	Total
Property	Location	Own	Units	SF (000s)	4Q04	1Q05	2Q05	3Q05	4Q05	S-P

SUMMARY
					Occupancies Weighted for CLP% Owned
Consolidated	115		34,272	32,467.7	94.5%	95.2%	96.4%	97.0%	95.3%
Unconsolidated	36		10,065	9,553.6	93.6%	95.0%	96.3%	97.0%	95.6%

Subtotal — Current Portfolio**	151		44,337	42,021.3	94.4%	95.2%	96.4%	97.0%	95.3%

Managed	9		2,200	2,374.6

Total Owned/Managed	160		46,537	44,395.9

Sold	26		8,092	7,425.9	90.3%	91.7%	95.6%	93.3%

Occy Incl. Sold Assets	186				94.1%	94.6%	96.3%	96.7%	95.3%

By Property Type (Consolidated & Unconsolidated Assets)
Colonial Grands	48		15,945	17,212.2	94.9%	96.2%	97.6%	97.8%	96.0%
Colonial Villages	53		13,968	12,817.9	94.8%	95.3%	96.1%	96.7%	95.1%
Other	50		14,424	12,751.9	93.3%	93.5%	95.1%	96.3%	94.2%

Total Division**	151		44,337	42,782.0	94.4%	95.2%	96.4%	97.0%	95.3%

Same-Property Occupancy**
Same-Property Portfolio*	93		27,616	26,490.6	95.2%	96.5%	97.4%	98.2%	96.5%

Economic Occupancy**
Same-Property Portfolio*	93		27,616	26,490.6	80.5%	82.3%	82.8%	83.8%	84.2%

Consolidated Assets	115		34,272	32,467.7
Unconsolidated Assets	36		10,065	9,553.6
Total Division	151		44,337	42,782.0	78.9%	80.1%	80.5%	81.3%	82.2%

* Same-property portfolio is adjusted historically to reflect the current same-property portfolio.
** Prior period occupancy percentages have been adjusted to reflect the inclusion of Cornerstone.
Notes:
CG = Colonial Grand Apartments, Class A; CV = Colonial Village Apartments, Class B
LU = Properties in lease-up; these properties are not included in occupancies for Subtotals or Summary Categories.
S = Current year same-property portfolio: property has been in service for a full calendar year. Partial-owned properties are not included.

4Q05	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Multifamily
Exposure By Market — Most Recent Quarter

		CONSOLIDATED			UNCONSOLIDATED			SUBTOTAL			MANAGED		TOTAL
		#	Units	Occy	#	Units	Occy	#	Units	Occy	#	Units	#	Units
Birmingham	AL	5	2,810	94.7%	6	2,053	95.4%	11	4,863	95.0%	1	200	12	5,063
Huntsville	AL	3	1,572	97.3%			0.0%	3	1,572	97.3%			3	1,572
Mobile	AL	2	401	98.8%	2	498	95.0%	4	899	96.7%			4	899
Montgomery	AL	1	384	96.4%	1	160	100.0%	2	544	97.4%			2	544

ALABAMA		11	5,167	95.9%	9	2,711	95.6%	20	7,878	95.8%	1	200	21	8,078

Phoenix	AZ			0.0%	5	1,238	96.9%	5	1,238	96.9%			5	1,238
Tucson	AZ			0.0%	5	1,102	96.9%	5	1,102	96.9%			5	1,102

ARIZONA					10	2,340	96.9%	10	2,340	96.9%			10	2,340

Orlando	FL	8	2,813	97.9%			0.0%	8	2,813	97.9%	1	328	9	3,141
Sarasota	FL	1	288	99.0%	2	716	98.2%	3	1,004	98.4%			3	1,004
Tampa	FL	1	318	94.3%			0.0%	1	318	94.3%			1	318

FLORIDA		10	3,419	97.7%	2	716	98.2%	12	4,135	97.8%	1	328	13	4,463

Athens	GA	1	204	95.6%			0.0%	1	204	95.6%			1	204
Atlanta	GA	11	2,757	93.9%	1	240	95.8%	12	2,997	94.1%	1	300	13	3,297
Macon	GA			0.0%	1	176	98.9%	1	176	98.9%			1	176
Savannah	GA	5	1,189	95.4%			0.0%	5	1,189	95.4%	2	380	7	1,569

GEORGIA		17	4,150	94.4%	2	416	97.1%	19	4,566	94.7%	3	680	22	5,246

Baton Rouge	LA			0.0%			0.0%			0.0%	1	352	1	352

LOUISIANA											1	352	1	352

Jackson	MS	2	498	98.6%			0.0%	2	498	98.6%			2	498

MISSISSIPPI		2	498	98.6%				2	498	98.6%			2	498

Albuquerque	NM			0.0%	3	1,025	94.4%	3	1,025	94.4%			3	1,025

NEW MEXICO					3	1,025	94.4%	3	1,025	94.4%			3	1,025

Las Vegas	NV			0.0%	3	858	95.9%	3	858	95.9%			3	858

NEVADA				0.0%	3	858	95.9%	3	858	95.9%			3	858

Ashville	NC	2	558	95.2%			0.0%	2	558	9.2%			2	558
Charlotte	NC	14	3,861	94.2%			0.0%	14	3,861	94.2%			14	3,861
Greensboro	NC	3	932	91.5%			0.0%	3	932	91.5%			3	932
Raleigh	NC	12	3,010	94.7%	1	370	91.9%	13	3,380	94.4%			13	3,380
Wilmington	NC	1	390	95.9%			0.0%	1	390	95.9%			1	390

NORTH CAROLINA		32	8,751	94.2%	1	370	91.9%	33	9,121	94.1%			33	9,121

Charleston	SC	6	1,544	93.7%			0.0%	6	1,544	93.7%	1	226	7	1,770
Columbia	SC				2	419	93.1%	2	419	93.1%			2	419
Greenville	SC	1	350	97.7%			0.0%	1	350	97.7%			1	350
Myrtle Beach	SC	1	288	91.0%			0.0%	1	288	91.0%			1	288

SOUTH CAROLINA		8	2,182	94.0%	2	419	93.1%	10	2,601	93.8%	1	226	11	2,827

Chattanooga	TN			0.0%			0.0%			0.0%	1	308	1	308
Memphis	TN	1	296	94.6%			0.0%	1	296	94.6%			1	296
Nashville	TN	1	349	94.6%	2	618	93.5%	3	967	93.9%	1	106	4	1,073

TENNESSEE		2	645	94.6%	2	618	97.6%	4	1,263	94.1%	2	414	6	1,677

Austin	TX	4	1,232	94.7%	1	280	90.0%	5	1,512	93.8%			5	1,512
Dallas	TX	9	2,532	95.3%			0.0%	9	2,532	95.3%			9	2,532
Fort Worth	TX	7	2,084	94.7%			0.0%	7	2,084	94.7%			7	2,084
San Antonio	TX	1	322	95.7%			0.0%	1	322	95.7%			1	322

TEXAS		21	6,170	95.0%	1	280	90.0%	22	6,450	95.4%			22	6,450

Charlottesville	VA	1	425	95.1%			0.0%	1	425	95.1%			1	425
Norfolk	VA	4	911	96.3%			0.0%	4	911	96.3%			4	911
Richmond	VA	7	1,954	97.0%			0.0%	7	1,954	97.0%			7	1,954

VIRGINIA		12	3,290	96.6%				12	3,290	96.6%			12	3,290

TOTAL		115	34,272	95.3%	35	9,753	95.6%	150	44,025	95.3%	9	2,200	159	46,225

Note:
Occupancies for unconsolidated properties are weighted according to CLP’s percentage interest.
Does not include properties in lease-up or development.

4Q05	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office
NET OPERATING INCOME *(1)

($ in 000s)	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
Same-Property Portfolio *(2)
Divisional Revenues *(3)	23,535	23,464	24,532	24,127	95,658	22,572	24,847	24,820	24,374	96,613
Divisional Expenses	6,836	6,736	7,105	7,153	27,830	7,113	7,505	7,392	7,257	29,267

Divisional NOI	16,699	16,728	17,427	16,974	67,828	15,459	17,342	17,428	17,117	67,346

Divisional NOI Margin	71.0%	71.3%	71.0%	70.4%	70.9%	68.5%	69.8%	70.2%	70.2%	69.7%

growth *(4)	-0.9%	-13.9%	4.2%	0.1%	-3.0%	-7.4%	3.7%	0.0%	0.8%	-0.7%

Same-Property without Terminations
Lease Terminations	(356)	(53)	(1,048)	(260)	(1,717)	(67)	(892)	(732)	(33)	(1,724)

Divisional NOI w/o Term.	16,343	16,675	16,379	16,714	66,111	15,392	16,450	16,696	17,084	65,622

growth w/o terminations	-2.1%	-1.8%	-1.2%	-1.6%	-1.7%	-5.8%	-1.3%	1.9%	2.2%	-0.7%
Same-Property growth without the effects of lease terminations is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Total Portfolio
Divisional Revenues *(3)	24,020	24,206	25,185	25,268	98,679	25,080	29,888	34,307	44,092	133,367
Divisional Expenses	7,027	6,937	7,313	7,455	28,732	7,821	9,360	11,050	14,861	43,092

Divisional NOI	16,993	17,269	17,872	17,813	69,947	17,259	20,528	23,257	29,231	90,275

Divisional NOI Margin	70.7%	71.3%	71.0%	70.5%	70.9%	68.8%	68.7%	67.8%	66.3%	67.7%

growth	7.0%	-4.9%	13.4%	11.1%	6.3%	1.6%	18.9%	30.1%	64.1%	29.1%

Notes:

(1)	For more information regarding Office Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

(2)	The 2004 same-property data reflects results of the 2005 same-property portfolio, as adjusted for dispositions during year.

(3)	Straight-line rents are included.

(4)	The 2004 same-property growth reflects performance of the 2004 same-property portfolio.

SAME-PROPERTY RESULTS
DIVISION RESULTS

SUMMARY BY MARKET *(1)

		Total Office Division			Same-Property
							Increase/(Decrease) from Prior Year Period
		# of Wtd	% of Wtd	% of	# of Wtd	% of Wtd	Current Quarter			Year-to-Date
		SF (000)	SF	NOI	SF (000)	SF	Rev	Exp	NOI	Rev	Exp	NOI
Orlando	FL	1,892	19.9%	26.3%	1,471	27.2%	3.8%	-2.9%	7.0%	6.9%	5.3%	7.6%
Birmingham	AL	1,389	14.6%	19.6%	1,379	25.5%	-1.2%	-1.8%	-1.0%	-2.8%	2.5%	-4.8%
Huntsville	AL	1,593	16.7%	17.3%	1,141	21.1%	1.0%	4.9%	-0.5%	-2.8%	6.1%	-6.1%
Atlanta	GA	1,600	16.8%	16.0%	862	15.9%	3.6%	13.5%	0.1%	2.5%	8.3%	0.5%
Tampa/St.Pet	FL	979	10.3%	9.2%	293	5.4%	-8.8%	-3.1%	-12.7%	-6.5%	4.1%	-13.6%
Austin	TX	358	3.8%	4.9%	—	—	—	—	—	—	—	—
Miami/Ft.Laud	FL	355	3.7%	3.6%	—	—	—	—	—	—	—	—
Montgomery	AL	264	2.8%	2.4%	264	4.9%	-2.7%	0.9%	-4.6%	3.0%	5.6%	1.5%
Charlotte	NC	309	3.2%	0.8%	—	—	—	—	—	—	—	—
Jacksonville	FL	209	2.2%	—	—	—	—	—	—	—	—	—
Houston	TX	208	2.2%	—	—	—	—	—	—	—	—	—
Tallahassee	FL	125	1.3%	—	—	—	—	—	—	—	—	—
Dallas	TX	108	1.1%	—	—	—	—	—	—	—	—	—
Memphis	TN	80	0.8%	—	—	—	—	—	—	—	—	—
Rockville	MD	23	0.2%	—	—	—	—	—	—	—	—	—
Richmond	VA	22	0.2%	—	—	—	—	—	—	—	—	—

Total		9,512	100.0%	100.0%	5,410	100.0%	1.0%	1.5%	0.8%	1.0%	5.2%	-0.7%

Notes:

(1)	For more information regarding Office Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

4Q05	NYSE:CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office
OPERATIONAL STATISTICS

	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
Base Rent per SF — Straight Line (See Reconciliation Below)
Same-Property *(1)	$18.73	$18.76	$18.56	$18.67		$18.34	$18.61	$18.43	$18.57
change	-1.2%	0.4%	-1.2%	-1.5%		-2.1%	-0.8%	-0.7%	-0.5%
Total Division *(2)	$18.39	$18.33	$18.12	$18.14		$17.84	$18.51	$18.83	$19.60
change	-4.7%	-3.8%	-5.0%	-4.8%		-3.0%	1.0%	3.9%	8.0%

Base Rent per SF — Cash (See Reconciliation Below)
Same-Property *(1)	$17.80	$18.03	$18.07	$18.02		$17.51	$17.77	$17.76	$17.77
change	-1.8%	-1.3%	-1.5%	-2.7%		-1.6%	-1.4%	-1.7%	-1.4%
Total Division *(2)	$17.49	$17.60	$17.63	$17.48		$16.90	$17.56	$17.95	$18.35
change	-6.5%	-5.5%	-4.8%	-5.5%		-3.4%	-0.2%	1.8%	5.0%

Base Rent per SF Reconciliation
Same-Property
Cash Rent per SF	$17.80	$18.03	$18.07	$18.02		$17.51	$17.77	$17.76	$17.77
Effects of Concessions & Contractual Rent Increases	0.93	0.73	0.49	0.65		0.83	0.84	0.67	0.80

S-L Rents per SF — Consolidated	$18.73	$18.76	$18.56	$18.67		$18.34	$18.61	$18.43	$18.57

Total Division
Cash Rent per SF	$17.49	$17.60	$17.63	$17.48		$16.90	$17.56	$17.95	$18.35
Concess. & Contract. Rent Incr.	0.90	0.73	0.49	0.66		0.94	0.95	0.88	1.25

Straight-Lined Rents per SF	18.39	18.33	18.12	18.14		17.84	18.51	18.83	19.60

Effect of Unconsolidated Assets	—	—	—	—		—	—	—	(0.35)

S-L Rents per SF — Consolidated	$18.39	$18.33	$18.12	$18.14		$17.84	$18.51	$18.83	$19.25

To Reconcile to Total Division Rent
Div by: # of Qtrs In Yr	4	4	4	4		4	4	4	4
Mult by: Avg Occupied SF — Cons.	4,966	5,132	5,187	5,329		5,471	6,095	6,886	7,122

Revenue	$22,831	$23,518	$23,498	$24,169		$24,400	$28,205	$32,421	$34,276

The Company believes that Cash Rents are a useful alternative measure of performance and a measure of current cash flow generated from a tenant. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1)	The 2004 same-property data reflects results of the 2005 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up. Total Division statistics are reconciled to Consolidated Only above.

4Q05	NYSE:CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office
OPERATIONAL STATISTICS CONT’D

	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05 (2)	4Q05	YTD '05
Square Feet (in 000s)
Total SF	5,696	5,695	5,670	5,850	5,728	6,277	7,099	7,754	9,513	7,661
SF — Unconsolidated Assets	(10)	(10)	(10)	(10)	(10)	(10)	(10)	(10)	(1,769)	(450)

SF — Consolidated Assets	5,686	5,685	5,660	5,840	5,718	6,267	7,089	7,744	7,744	7,211

Capital Expenditures ($ in 000s) *(1)
Regular Maintenance	396	178	334	493	$1,401	286	235	1,171	1,821	$3,513
Revenue-Enhancing	—	—	—	—	—	—	—	—	—	—
Tenant Improvements	1,143	1,947	2,184	3,062	8,336	3,672	4,347	4,097	5,036	17,152
Leasing Commissions	779	1,393	794	767	3,733	1,675	1,869	841	1,645	6,030
Admin — Division	9	2	168	4	183	6	20	49	83	158

Total	2,327	3,520	3,480	4,326	13,653	5,639	6,471	6,158	8,585	26,853
Less: Unconsolidated Assets	—	—	—	—	—	—	—	—	(1,399)	(1,399)

Total — Consolidated Assets	$2,327	$3,520	$3,480	$4,326	$13,653	$5,639	$6,471	$6,158	$7,186	$25,454

Capital Expenditures per SF
Regular Maintenance	$0.07	$0.03	$0.06	$0.08	$0.24	$0.05	$0.03	$0.15	$0.19	$0.42
Revenue-Enhancing	—	—	—	—	—	—	—	—	—	—
Tenant Improvements	0.20	0.34	0.39	0.52	1.46	0.58	0.62	0.53	0.53	2.26
Leasing Commissions	0.14	0.24	0.14	0.13	0.65	0.27	0.27	0.11	0.17	0.82
Admin — Division	—	—	0.03	—	0.03	—	—	—	0.01	0.02

Total	0.41	0.62	0.61	0.74	2.38	0.90	0.92	0.79	0.90	3.51

Total — Consolidated Assets	$0.41	$0.62	$0.61	$0.74	$2.39	$0.90	$0.92	$0.79	$0.93	$3.53

Notes:

(1)	See page 17 for a reconciliation to the Income Statement.

(2)	Does not include Colonial’s portion of square footage related to the DRA / Colonial Office JV as this acquisition was completed on September 27, 2005.
LEASE EXPIRATION SCHEDULE

(SF & $ in 000s)
	Total Consolidated & Unconsolidated Assets				Consolidated Assets Only
	% of Leased			% of	% of Leased			% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2006	1,039	12%	$19,021	12%	847	12%	$15,025	12%
2007	1,358	16%	25,451	17%	1,152	16%	21,498	17%
2008	1,081	13%	20,543	13%	889	13%	16,580	13%
2009	1,063	12%	20,971	14%	781	11%	14,044	11%
2010	1,001	12%	16,792	11%	858	12%	13,999	11%
2011 +	3,107	36%	50,329	33%	2,585	36%	42,853	35%

Total Leased SF	8,649		$153,107		7,113		$123,998
TENANT CONCENTRATION

(SF in 000s)	Total Consolidated & Unconsolidated Assets				Consolidated Assets Only
			% of Total				% of Total
		SF	Co. Rev.			SF	Co. Rev.
1	Charles Schwab	358,049	1.9%	1	Charles Schwab	358,049	1.9%
2	Fiserv Solutions	291,642	1.2%	2	Fiserv Solutions	291,642	1.2%
3	General Services Admin	295,785	0.9%	3	Veritas Software	206,285	0.7%
4	Veritas Software	206,285	0.7%	4	Witness Systems	96,452	0.5%
5	State of Florida	194,194	0.6%	5	Ace Insurance	98,053	0.4%
6	Witness Systems	96,452	0.5%	6	General Services Admin	137,211	0.4%
7	Ace Insurance	98,053	0.4%	7	Kurt Salmon Associates	67,165	0.3%
8	Kurt Salmon Associates	67,165	0.3%	8	DRS Test and Energy Mgmt.	215,485	0.3%
9	DRS Test and Energy Mgmt.	215,485	0.3%	9	IMERYS	78,789	0.3%
10	IMERYS	78,789	0.3%	10	Infinity Insurance	153,783	0.3%

4Q05	NYSE:CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office
LEASING EXECUTION — CONSOLIDATED & UNCONSOLIDATED ASSETS

	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
(SF in 000s; $ per SF)
Square Feet *(1)
Renewal	96.1	207.2	75.4	235.8	614.6	166.3	106.0	154.4	180.9	607.6
New	104.4	119.7	158.5	160.0	542.6	149.9	142.2	162.9	229.7	684.7
Development	13.6	3.6	12.3	5.5	35.0	3.9	6.2	10.0	4.2	24.4

Total	214.1	330.5	246.3	401.3	1,192.2	320.1	254.5	327.3	414.8	1,316.7

Annual Rent $- Straight Line
Renewal	$17.13	$17.16	$15.74	$16.61	$16.77	$17.30	$16.32	$16.94	$18.74	$17.46
New	14.39	17.45	15.39	16.44	15.96	16.30	17.76	18.66	18.51	17.90
Development	21.24	20.01	20.34	21.82	20.89	21.93	24.65	29.36	23.39	25.92

Total	$16.06	$17.30	$15.75	$16.61	$16.52	$16.89	$17.33	$18.17	$18.66	$17.85

Annual Rent $- Cash *(2)
Renewal	$16.82	$16.22	$15.52	$15.67	$16.02	$14.56	$15.91	$16.73	$18.56	$16.54
New	10.94	14.53	13.86	15.71	13.99	15.95	17.76	18.12	18.18	17.59
Development	20.10	16.25	19.15	21.35	19.57	21.50	24.00	29.29	26.78	26.24

Total	$14.16	$15.61	$14.63	$15.76	$15.20	$15.30	$17.14	$17.81	$18.43	$17.27

Concession $
Renewal	$0.13	$0.10	$—	$1.62	$0.68	$0.45	$1.77	$0.94	$0.43	$0.80
New	3.21	3.91	5.19	0.99	3.29	3.19	5.46	3.24	3.07	3.63
Development	1.27	—	1.94	2.48	1.57	—	5.80	6.95	5.96	5.36

Total	$1.71	$1.48	$3.44	$1.38	$1.89	$1.73	$3.93	$2.27	$1.95	$2.36

TI Committed $
Renewal	$0.74	$3.97	$1.39	$10.17	$5.52	$6.28	$4.82	$3.33	$4.63	$4.79
New	12.46	16.58	16.41	14.50	15.12	13.06	14.03	13.37	13.65	13.54
Development	27.07	25.00	16.76	30.55	23.79	30.00	30.96	29.17	18.23	27.87

Total	$8.13	$8.76	$11.82	$12.17	$10.43	$9.75	$10.61	$9.12	$9.77	$9.76

Leasing Commissions $
Renewal	$0.16	$3.70	$0.66	$4.21	$2.97	$4.41	$1.66	$1.33	$1.36	$2.24
New	3.52	5.71	5.44	3.92	4.68	3.50	4.23	4.06	4.07	3.97
Development	2.70	6.14	2.78	0.86	2.78	0.50	10.13	13.83	6.57	9.47

Total	$1.96	$4.45	$3.84	$4.04	$3.74	$3.94	$3.30	$3.07	$2.91	$3.28

Notes:

(1)	Square feet leased during the quarter.

(2)	First full year rent for square feet produced during the quarter.

The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
Cash Rents	$14.16	$15.61	$14.63	$15.76	$15.20	$15.30	$17.14	$17.81	$18.43	$17.27
Concess. and Contract. Rent Incr.	1.90	1.69	1.12	0.85	1.32	1.58	0.19	0.36	0.23	0.58

Straight Line Rents	$16.06	$17.30	$15.75	$16.61	$16.52	$16.89	$17.33	$18.17	$18.66	$17.85

4Q05	NYSE:CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office
LEASING EXECUTION — CONSOLIDATED ASSETS

	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
(SF in 000s; $ per SF)
Square Feet *(1)
Renewal	96.1	207.2	75.4	235.8	614.6	166.3	106.0	154.4	168.5	595.2
New	104.4	119.7	158.5	160.0	542.6	149.9	142.2	162.9	216.0	671.0
Development	13.6	3.6	12.3	5.5	35.0	3.9	6.2	10.0	4.2	24.4

Total	214.1	330.5	246.3	401.3	1,192.2	320.1	254.5	327.3	388.7	1,290.6

Annual Rent $- Straight Line
Renewal	$17.13	$17.16	$15.74	$16.61	$16.77	$17.30	$16.32	$16.94	$18.83	$17.47
New	14.39	17.45	15.39	16.44	15.96	16.30	17.76	18.66	18.52	17.90
Development	21.24	20.01	20.34	21.82	20.89	21.93	24.65	29.36	23.39	25.92

Total	$16.06	$17.30	$15.75	$16.61	$16.52	$16.89	$17.33	$18.17	$18.71	$17.85

Annual Rent $- Cash *(2)
Renewal	$16.82	$16.22	$15.52	$15.67	$16.02	$14.56	$15.91	$16.73	$18.74	$16.55
New	10.94	14.53	13.86	15.71	13.99	15.95	17.76	18.12	18.23	17.60
Development	20.10	16.25	19.15	21.35	19.57	21.50	24.00	29.29	26.78	26.24

Total	$14.16	$15.61	$14.63	$15.76	$15.20	$15.30	$17.14	$17.81	$18.54	$17.28

Concession $
Renewal	$0.13	$0.10	$—	$1.62	$0.68	$0.45	$1.77	$0.94	$0.42	$0.80
New	3.21	3.91	5.19	0.99	3.29	3.19	5.46	3.24	3.07	3.65
Development	1.27	—	1.94	2.48	1.57	—	5.80	6.95	5.96	5.36

Total	$1.71	$1.48	$3.44	$1.38	$1.89	$1.73	$3.93	$2.27	$1.96	$2.37

TI Committed $
Renewal	$0.74	$3.97	$1.39	$10.17	$5.52	$6.28	$4.82	$3.33	$4.66	$4.80
New	12.46	16.58	16.41	14.50	15.12	13.06	14.03	13.37	13.86	13.60
Development	27.07	25.00	16.76	30.55	23.79	30.00	30.96	29.17	18.23	27.87

Total	$8.13	$8.76	$11.82	$12.17	$10.43	$9.75	$10.61	$9.12	$9.92	$9.81

Leasing Commissions $
Renewal	$0.16	$3.70	$0.66	$4.21	$2.97	$4.41	$1.66	$1.33	$1.39	$2.27
New	3.52	5.71	5.44	3.92	4.68	3.50	4.23	4.06	4.15	4.00
Development	2.70	6.14	2.78	0.86	2.78	0.50	10.13	13.83	6.57	9.47

Total	$1.96	$4.45	$3.84	$4.04	$3.74	$3.94	$3.30	$3.07	$2.98	$3.30

Notes:

(1)	Square feet leased during the quarter.

(2)	First full year rent for square feet produced during the quarter.

The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
Cash Rents	$14.16	$15.61	$14.63	$15.76	$15.20	$15.30	$17.14	$17.81	$18.54	$17.28
Concess. and Contract. Rent Incr.	1.90	1.69	1.12	0.85	1.32	1.58	0.19	0.36	0.17	0.57

Straight Line Rents	$16.06	$17.30	$15.75	$16.61	$16.52	$16.89	$17.33	$18.17	$18.71	$17.85

4Q05	NYSE:CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Office

			%
Property	Location		Own	SF - 000s	4Q04	1Q05	2Q05	3Q05	4Q05	S-P
CONSOLIDATED PROPERTIES
250 Commerce Center	Montgomery	AL		37.4	100.0%	100.0%	97.1%	97.1%	97.1%	S
901 Maitland	Orlando	FL		155.7	67.8%	78.7%	81.1%	76.5%	76.5%	S
AmSouth Center	Huntsville	AL		154.5	93.2%	94.5%	94.2%	95.6%	96.9%	S
Colonial Bank Centre	Miami	FL		235.5			78.3%	80.1%	86.0%
Colonal Center at Colonnade	Birmingham	AL		419.2	97.5%	62.7%	100.0%	99.8%	99.7%	S
Colonial Center 100 at TownPark	Orlando	FL		153.6	99.1%	100.0%	100.0%	100.0%	100.0%	S
Colonial Center 200 at TownPark	Orlando	FL		155.2	98.8%	100.0%	100.0%	100.0%	100.0%	S
Colonial Center 600 at TownPark	Orlando	FL		199.6	100.0%	100.0%	100.0%	100.0%	100.0%	S
Colonial Center at Bayside	Tampa	FL		213.8			52.9%	54.0%	72.3%
Colonial Center Blue Lake	Birmingham	AL		166.6	79.8%	91.6%	99.5%	100.0%	98.3%	S
Colonial Center Heathrow	Orlando	FL		807.1	85.0%	86.3%	86.9%	90.9%	92.1%	S
Colonial Center Heathrow 1001	Orlando	FL		192.2				95.0%	95.0%
Colonial Center Lakeside	Huntsville	AL		121.5	100.0%	97.9%	100.0%	98.9%	100.0%	S
Colonial Center at Research Park	Huntsville	AL		133.5	98.9%	100.0%	94.8%	94.8%	74.6%	S
Colonial Center at Research Place	Huntsville	AL		272.6	100.0%	100.0%	100.0%	100.0%	100.0%	S
Colonial Center Mansell Overlook	Atlanta	GA		652.5	94.6%	95.3%	97.8%	98.7%	99.2%	S
Colonial Place I and II	Tampa	FL		371.0		88.8%	92.4%	89.3%	89.9%
Colonial Plaza	Birmingham	AL		170.9	89.0%	80.2%	98.4%	96.0%	96.3%	S
Colonial TownPark Office - Lifestyle	Orlando	FL		33.4	LU	LU	LU	100.0%	100.0%
Concourse Center	Tampa	FL		292.8	93.0%	77.8%	83.6%	83.8%	83.4%	S
DRS Building	Huntsville	AL		215.5	100.0%	100.0%	100.0%	100.0%	100.0%
Esplanade	Charlotte	NC		201.9				41.1%	45.8%
Independence Plaza	Birmingham	AL		106.2	98.4%	94.8%	98.6%	98.6%	99.7%	S
International Park	Birmingham	AL		210.7	98.9%	99.3%	99.3%	99.3%	99.3%	S
Interstate Park	Montgomery	AL		227.0	95.5%	97.8%	97.7%	90.3%	89.8%	S
Lakeside at Mansell	Atlanta	GA		14.8			LU	LU	LU
Mansell 400 Business Park	Atlanta	GA		188.5	72.5%	72.2%	84.0%	84.5%	87.3%	S
The Peachtree	Atlanta	GA		260.9				75.2%	76.9%
Perimeter Corporate Park	Huntsville	AL		234.6	91.6%	85.6%	82.5%	84.2%	92.6%	S
Progress Center	Huntsville	AL		224.4	96.7%	92.3%	95.1%	100.0%	100.0%	S
Research Park Office Center	Huntsville	AL		176.6	96.2%	96.7%	97.6%	98.2%	100.0%
Research Park Office Center #4	Huntsville	AL		59.9		75.1%	100.0%	100.0%	100.0%
Research Park Plaza III and IV	Austin	TX		357.7			100.0%	100.0%	100.0%
Riverchase Center	Birmingham	AL		305.2	87.1%	87.6%	92.9%	96.4%	97.8%	S
Shoppes at Mansell	Atlanta	GA		20.9	100.0%	100.0%	100.0%	100.0%	100.0%	S

TOTAL CONSOLIDATED	35			7,743.1	92.2%	89.5%	92.7%	91.3%	92.4%

UNCONSOLIDATED PROPERTIES
6600 Campus Circle (1)	Dallas	TX	15%	127.2				96.8%	96.8%
Atlanta Chamblee (1)	Atlanta	GA	15%	1,129.6				91.3%	92.9%
Atlanta Gwinnett Place (1)	Atlanta	GA	15%	262.8				81.8%	72.8%
Atlanta Perimeter (1)	Atlanta	GA	15%	181.9				83.0%	83.0%
Atlantic Center Plaza (1)	Atlanta	GA	15%	501.2				88.9%	88.9%
Baymeadows Way (1)	Jacksonville	FL	15%	224.3				100.0%	100.0%
Broward Financial Center (1)	Ft.Lauderdale	FL	15%	325.6				86.4%	79.2%
Charlotte University (1)	Charlotte	NC	15%	182.9				78.8%	90.9%
Charlotte Vanguard (1)	Charlotte	NC	15%	527.5				66.1%	66.1%
Decoverly (1)	Rockville	MD	15%	154.8				98.8%	98.8%
Germantown Center (1)	Memphis	TN	15%	531.7				84.6%	85.8%

4Q05	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Office

			%
Property	Location		Own	SF - 000s	4Q04	1Q05	2Q05	3Q05	4Q05	S-P
Jacksonville Baymeadows (1)	Jacksonville	FL	15%	751.3				97.3%	97.1%
Jacksonville JTB (1)	Jacksonville	FL	15%	416.8				100.0%	100.0%
Land Title Building	Birmingham	AL	33%	30.0	100.0%	100.0%	100.0%	100.0%	100.0%
Las Olas Centre (1)	Ft.Lauderdale	FL	15%	469.2				89.2%	88.3%
McGinnis Park (1)	Atlanta	GA	15%	202.2				63.6%	61.6%
Orlando Central (1)	Orlando	FL	15%	616.5				85.1%	85.9%
Orlando Lake Mary (1)	Orlando	FL	15%	303.5				80.4%	80.4%
Orlando University (1)	Orlando	FL	15%	383.1				85.3%	92.6%
Paragon Place 1 (1)	Richmond	VA	15%	145.1				99.7%	99.7%
Post Oak (1)	Houston	TX	15%	1,200.9				84.4%	94.0%
Ravinia 3 (1)	Atlanta	GA	15%	804.3				76.3%	77.1%
Signature Place (1)	Dallas	TX	15%	437.3				72.4%	69.6%
St.Petersburg Center (1)	Tampa	FL	15%	673.9				91.6%	87.4%
Tallahassee Center (1)	Tallahassee	FL	15%	836.4				77.8%	77.8%
Tollway Crossing (1)	Dallas	TX	15%	152.2				100.0%	100.0%
Westchase (1)	Houston	TX	15%	184.3				91.4%	81.8%

TOTAL UNCONSOLIDATED	27			11,756.4
UNCONSOLIDATED WTD FOR CLP % OWNED				1,769.0	100.0%	100.0%	100.0%	85.7%	86.4%

(1) DRA / Colonial Office JV Property

THIRD-PARTY MANAGED PROPERTIES
Beacon Ridge Tower	Birmingham	AL	0%	153.4
Concourse Riverchase	Birmingham	AL	0%	171.5
HIBC Bldg 550	Orlando	FL	0%	125.9
HIBC Bldg 600	Orlando	FL	0%	125.2
International Park 2000	Birmingham	AL	0%	129.5
Interstate Park 700 & 800	Montgomery	AL	0%	43.4

TOTAL MANAGED	6			748.8

SUMMARY

		Occupancies Weighted for CLP % Owned
Consolidated	35	7,743.1		92.2%	89.5%	92.7%	91.3%	92.4%
Unconsolidated	27	1,769.0		100.0%	100.0%	100.0%	85.7%	86.4%

Subtotal — Current Portfolio	62	9,512.1		92.4%	89.5%	92.7%	90.2%	91.3%

Managed	6	748.8

Total Owned & Managed	68	10,260.9	(2)

Occupancy Total Including Sold Assets				92.4%	89.5%	92.7%	90.2%	91.3%

By Property Type (Consolidated & Unconsolidated Assets)
Suburban Office	56	18,610.3		92.4%	89.7%	92.8%	90.7%	91.6%
Central Business District	6	889.3		92.1%	86.7%	89.5%	85.5%	87.9%

Total Division	62	19,499.6		92.4%	89.5%	92.5%	90.2%	91.3%

Same-Property Occupancy
Same-Property Portfolio *	23	5,410.0		91.9%	89.0%	93.9%	94.6%	94.9%

*	Same-property portfolio is adjusted historically to reflect the current same-property portfolio.

(2)	Square footage includes Colonial’s weighted square footage for unconsolidated properties. Total square footage not weighted is equal to 19,499.6 square feet.

4Q05	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Office
Exposure By Market — Most Recent Quarter

		CONSOLIDATED			UNCONSOLIDATED			SUBTOTAL			MANAGED		TOTAL
		#	SF	Occy	#	SF	Occy	#	SF	Occy	#	SF	#	SF
Birmingham	AL	6	1,379	98.6%	1	30	100.0%	7	1,409	98.6%	3	454	10	1,863
Huntsville	AL	9	1,593	96.5%				9	1,593	96.5%			9	1,593
Montgomery	AL	2	264	90.8%				2	264	90.8%	1	43	3	308

ALABAMA		17	3,236	96.9%	1	30	100.0%	18	3,266	96.9%	4	498	22	3,764

Jacksonville	FL				3	1,392	98.4%	3	1,392	98.4%			3	1,392
Miami/Ft.Lauderdale	FL	1	236	86.0%	2	795	84.6%	3	1,030	85.5%			3	1,030
Orlando	FL	7	1,697	93.5%	3	1,303	86.5%	10	3,000	92.2%	2	251	12	3,251
Tallahassee	FL				1	836	77.8%	1	836	77.8%			1	836
Tampa/St.Pete.	FL	3	878	83.4%	1	674	87.4%	4	1,552	83.9%			4	1,552

FLORIDA		11	2,810	89.7%	10	5,000	88.2%	21	7,810	89.4%	2	251	23	8,061

Atlanta	GA	5	1,138	92.0%	6	3,082	83.8%	11	4,220	89.7%			11	4,220

GEORGIA		5	1,138	92.0%	6	3,082	83.8%	11	4,220	89.7%			11	4,220

Rockville	MD				1	155	98.8%	1	155	98.8%			1	155

MARYLAND					1	155	98.8%	1	155	98.8%			1	155

Charlotte	NC	1	202	45.8%	2	710	72.5%	3	912	55.0%			3	912

NORTH CAROLINA		1	202	45.8%	2	710	72.5%	3	912	55.0%			3	912

Memphis	TN				1	532	85.8%	1	532	85.8%			1	532

TENNESSEE					1	532	85.8%	1	532	85.8%			1	532

Austin	TX	1	358	100.0%				1	358	100.0%			1	358
Dallas	TX				3	717	80.9%	3	717	80.9%			3	717
Houston	TX				2	1,385	92.4%	2	1,385	92.4%			2	1,385

TEXAS		1	358	100.0%	5	2,102	88.5%	6	2,460	94.6%			6	2,460

Richmond	VA				1	145	99.7%	1	145	99.7%			1	145

VIRGINIA					1	145	99.7%	1	145	99.7%			1	145

TOTAL		35	7,744	92.4%	27	11,756	86.4%	62	19,500	91.3%	6	749	68	20,249

Note:
Occupancies for unconsolidated properties are weighted according to CLP’s percentage interest.

4Q05	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail

NET OPERATING INCOME *(1)
($ in 000s)	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
Same-Property Portfolio *(2)
Divisional Revenues *(3)	15,313	15,275	15,528	16,928	63,044	15,675	15,732	15,757	17,544	64,708
Divisional Expenses	4,174	4,351	4,519	4,319	17,363	4,350	4,374	4,616	4,678	18,018

Divisional NOI	11,139	10,924	11,009	12,609	45,681	11,325	11,358	11,141	12,866	46,690

Divisional NOI Margin	72.7%	71.5%	70.9%	74.5%	72.5%	72.2%	72.2%	70.7%	73.3%	72.2%
growth *(4)	0.3%	3.3%	1.1%	1.4%	1.5%	1.3%	1.7%	3.6%	2.0%	2.2%

Same-Property without Terminations
Lease Terminations	(144)	(8)	(52)	—	(204)	—	(2)	—	(121)	(123)

Divisional NOI w/o Term.	10,995	10,916	10,957	12,609	45,477	11,325	11,356	11,141	12,745	46,567

growth w/o terminations	1.7%	1.4%	1.7%	1.3%	1.5%	2.0%	2.0%	3.9%	1.1%	2.4%
Same-Property growth without the effects of lease terminations is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Same-Property — Consolidated Properties
NOI from Unconsolidated Assets	(843)	(768)	(892)	(989)	(3,492)	(899)	(898)	(880)	(1,066)	(3,743)

Divisional NOI — Consolidated	10,296	10,156	10,117	11,620	42,189	10,426	10,460	10,261	11,800	42,947

growth — consolidated properties	-0.2%	3.0%	0.2%	0.9%	1.0%	1.1%	1.1%	3.9%	1.5%	1.8%

Total Portfolio
Divisional Revenues *(3)	38,554	39,022	42,952	48,598	169,126	44,410	41,121	36,800	37,129	159,460
Divisional Expenses	11,357	12,285	13,586	13,532	50,760	13,163	12,648	11,330	10,216	47,357

Divisional NOI	27,197	26,737	29,366	35,066	118,366	31,247	28,473	25,494	26,913	112,103

Divisional NOI Margin	70.5%	68.5%	68.4%	72.2%	70.0%	70.4%	69.2%	69.2%	72.5%	70.3%

growth	-0.1%	4.6%	14.5%	14.4%	8.5%	14.9%	6.5%	-13.3%	-23.3%	-5.3%

Notes:

(1)	For more information regarding Retail Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

(2)	The 2004 same-property data reflects results of the 2005 same-property portfolio, as adjusted for dispositions during year.

(3)	Straight-line rents are included.

(4)	The 2004 same-property growth reflects performance of the 2004 same-property portfolio.

SAME-PROPERTY RESULTS	DIVISION RESULTS

SUMMARY BY PROPERTY TYPE
	Total Division			Same-Property
						Increase/(Decrease) from Prior Year Period
	# of Wtd	% of Wtd	% of	# of Wtd	% of Wtd	Current Quarter			Year-to-Date
	SF (000)	SF	NOI	SF (000)	SF	Rev	Exp	NOI	Rev	Exp	NOI
Malls	2,376	29.4%	49.2%	2,088	38.7%	3.4%	6.1%	2.1%	2.7%	3.9%	2.1%
Shopping Centers	5,709	70.6%	50.8%	3,312	61.3%	3.8%	11.5%	2.0%	2.6%	3.7%	2.3%

Total	8,085	100.0%	100.0%	5,400	100.0%	3.6%	8.3%	2.0%	2.6%	3.8%	2.2%

Notes:

(1)	Includes both consolidated and unconsolidated properties. See page 10 for Reconcilation to Income Statement.

4Q05	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail
OPERATIONAL STATISTICS

	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
MALLS
Base Rent per SF — Straight Line *(3) (See Reconciliation Below)
Same-Property *(1)	$22.60	$22.63	$22.52	$22.66		$22.84	$22.67	$22.94	$22.95
change	2.3%	1.9%	1.7%	1.1%		1.1%	0.2%	1.9%	1.3%
Total Division *(2)	$23.72	$23.60	$23.62	$22.77		$23.01	$23.11	$22.68	$22.99
change	6.8%	5.3%	5.4%	3.2%		-3.0%	-2.1%	-4.0%	1.0%

Base Rent per SF — Cash *(3) (See Reconciliation Below)
Same-Property *(1)	$22.14	$22.15	$22.99	$22.20		$22.42	$22.12	$22.32	$22.54
change	2.4%	2.0%	1.8%	1.3%		1.3%	-0.1%	-2.9%	1.5%
Total Division *(2)	$23.61	$23.45	$23.42	$22.64		$22.88	$22.87	$22.40	$22.52
change	6.6%	5.1%	4.6%	2.7%		-3.1%	-2.5%	-4.4%	-0.5%

Base Rent per SF Reconciliation from Cash Rents to Straight Line
Same-Property
Cash Rent per SF	$22.14	$22.15	$22.99	$22.20		$22.42	$22.12	$22.32	$22.54
Effects of Concessions & Contractual Rent Increases	0.46	0.48	(0.47)	0.46		0.42	0.55	0.62	0.41

Straight-Line Rent per SF	22.60	22.63	22.52	22.66		22.84	22.67	22.94	22.95

Effect of Unconsolidated Assets	(2.61)	(2.52)	(2.32)	(2.35)		(2.27)	(2.42)	(2.28)	(2.19)

S-L Rents per SF(Ten<10K) — Consolidated	$19.99	$20.11	$20.20	$20.31		$20.57	$20.25	$20.66	$20.76

Total Division
Cash Rent per SF	$23.61	$23.45	$23.42	$22.64		$22.88	$22.87	$22.40	$22.52
Concess & Contract. Rent Incr.	0.11	0.15	0.20	0.13		0.13	0.24	0.28	0.47

Straight-Line Rent per SF	23.72	23.60	23.62	22.77		23.01	23.11	22.68	22.99

Effect of Unconsolidated Assets	(1.75)	(1.54)	(1.45)	(0.61)		(0.60)	(0.69)	(0.93)	(2.23)

S-L Rents per SF(Ten<10K) — Consolidated	$21.97	$22.06	$22.17	$22.16		$22.41	$22.42	$21.75	$20.76

To Reconcile to Total Mall Minimum Rent
Less: Effects of Ten>10K	(12.10)	(12.50)	(12.80)	(12.35)		(12.97)	(12.75)	(12.44)	(11.59)

S-L Rents for Malls — Consolidated	9.87	9.56	9.37	9.81		9.44	9.67	9.31	9.17
Div by: # of Qtrs In Yr	4	4	4	4		4	4	4	4
Mult by: Avg Occupied SF — Consolidated	6,301	6,279	6,348	6,375		6,553	5,627	4,528	3,400

Minimum Rents	$15,540	$15,003	$14,877	$15,632		$15,460	$13,607	$10,538	$7,795

The Company believes that Cash Rents is useful to investors as an alternative measure of performance and a measure of current cash flow generated from a tenant. Uncons. assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1)	The 2004 same-property data reflects results of the 2005 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up.

(3)	Includes unconsolidated partnerships and joint ventures which the Company manages. Excludes tenants greater than 10,000 sf, percentage of sales tenants, and temporary tenants. Base Rents have been restated to reflect the straight line rent for acquisitions for the period acquired forward, and % ownership of unconsol.

4Q05	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail
OPERATIONAL STATISTICS CONT'D

	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
SHOPPING CENTERS
Base Rent per SF — Straight Line *(3) (See Reconciliation Below)
Same-Property *(1)	$14.28	$14.28	$14.46	$14.58		$14.55	$14.62	$14.66	$14.98
change	1.6%	2.6%	5.8%	6.0%		1.9%	2.4%	1.4%	2.7%
Total Division *(2)	$14.78	$15.21	$16.02	$16.63		$16.92	$16.96	$16.97	$17.21
change	11.1%	15.1%	19.6%	15.6%		14.5%	11.5%	5.9%	3.5%

Base Rent per SF — Cash *(3) (See Reconciliation Below)
Same-Property *(1)	$14.28	$14.27	$14.47	$14.61		$14.52	$14.58	$14.57	$14.93
change	1.7%	2.6%	5.8%	6.2%		1.7%	2.2%	0.7%	2.2%
Total Division *(2)	$14.74	$15.13	$16.00	$16.55		$16.79	$16.80	$16.72	$17.02
change	10.8%	14.5%	19.3%	15.3%		13.9%	11.0%	4.5%	2.8%

Base Rent per SF Reconciliation from Cash Rents to Straight Line
Same-Property
Cash Rent per SF	$14.28	$14.27	$14.47	$14.61		$14.52	$14.58	$14.57	$14.93
Effects of Concessions & Contractual Rent Increases	—	0.01	(0.01)	(0.03)		0.03	0.04	0.09	0.05

Straight-Line Rent per SF	14.28	14.28	14.46	14.58		14.55	14.62	14.66	14.98

Effect of Unconsolidated Assets	(0.38)	(0.38)	(0.36)	(0.34)		(0.35)	(0.33)	(0.26)	(0.25)

S-L Rents per SF — Consolidated	$13.90	$13.90	$14.10	$14.24		$14.20	$14.29	$14.40	$14.73

Total Division
Cash Rent per SF	$14.74	$15.13	$16.00	$16.55		$16.79	$16.80	$16.72	$17.02
Concess. & Contract. Rent Incr.	0.04	0.08	0.02	0.08		0.13	0.16	0.25	0.19

Straight-Line Rent per SF	14.78	15.21	16.02	16.63		16.92	16.96	16.97	17.21

Unconsolidated Assets	(0.27)	(0.22)	(0.11)	(0.04)		(0.02)	(0.02)	0.01	(0.01)

S-L Rents per SF — Consolidated	$14.51	$14.99	$15.91	$16.59		$16.90	$16.94	$16.98	$17.20

To Reconcile to Total Center Minimum Rent
Less: Effects of Ten>10K	(4.91)	(5.97)	(5.67)	(5.51)		(4.86)	(5.34)	(5.46)	(5.54)

S-L Rents for Centers — Consolidated	9.60	9.02	10.24	11.08		12.04	11.60	11.52	11.66
Div by: # of Qtrs In Yr	4	4	4	4		4	4	4	4
Mult by: Avg Occupied SF — Consolidated	3,421	3,855	4,402	4,536		4,505	4,773	4,918	5,114

Minimum Rents	$8,212	$8,692	$11,271	$12,562		$13,561	$13,847	$14,169	$14,913

The Company believes that Cash Rents are a useful alternative measure of performance and a measure of current cash flow generated from a tenant. Uncons. assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1)	The 2004 same-property data reflects results of the 2005 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up.

(3)	Includes unconsolidated partnerships and joint ventures which the Company manages. Excludes tenants greater than 10,000 sf, percentage of sales tenants, and temporary tenants. Base Rents have been restated to reflect the straight line rent for acquisitions for the period acquired forward, and % ownership of unconsol.

4Q05	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail
TENANT PERFORMANCE *(1)

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
CONSOLIDATED & UNCONSOLIDATED ASSETS
MALLS
Occupancy Costs *(2)	11.8%	11.6%	11.7%	11.3%		11.4%	11.3%	11.0%	10.8%

Gross Sales per SF *(3)
Same-Property *(4)	$247.41	$246.64	$244.63	$246.92		$253.55	$254.43	$254.93	$258.56
change	3.8%	3.8%	2.0%	0.5%		2.5%	3.2%	4.2%	4.7%
Total Division	$272.32	$273.36	$272.42	$270.36		$271.79	$271.46	$269.54	$276.43
change	1.9%	1.8%	0.8%	0.0%		-0.2%	-0.7%	-1.1%	2.2%

CONSOLIDATED ASSETS
MALLS
Occupancy Costs *(2)	10.9%	10.9%	10.9%	11.0%		11.0%	10.9%	10.5%	10.4%

Gross Sales per SF *(3)
Same-Property *(4)	$250.40	$249.94	$249.69	$252.05		$255.09	$254.69	$253.57	$255.64
change	3.8%	3.8%	2.0%	0.5%		1.9%	1.9%	1.6%	1.4%
Total Division	$274.13	$275.25	$273.73	$271.54		$273.97	$273.35	$271.15	$255.64
change	3.2%	3.4%	1.4%	0.1%		-0.1%	-0.7%	-0.9%	-5.9%

CONSOLIDATED & UNCONSOLIDATED ASSETS
SHOPPING CENTERS
Occupancy Costs *(2)	10.1%	10.1%	9.8%	9.6%		9.7%	9.7%	9.4%	9.4%

Gross Sales per SF *(3)
Same-Property *(4)	$205.61	$204.46	$206.10	$209.43		$210.74	$210.33	$212.10	$212.77
change	-0.5%	-0.9%	0.7%	1.8%		2.5%	2.9%	2.9%	1.6%
Total Division *(5)	$226.53	$224.59	$217.83	$217.41		$224.82	$225.77	$227.42	$229.55
change	1.6%	1.1%	-0.2%	-1.4%		-0.8%	0.5%	4.4%	5.6%

CONSOLIDATED ASSETS
SHOPPING CENTERS
Occupancy Costs *(2)	10.0%	10.0%	9.7%	9.6%		9.7%	9.7%	9.5%	9.4%

Gross Sales per SF *(3)
Same-Property *(4)	$203.24	$201.38	$202.66	$205.75		$207.18	$206.61	$207.06	$207.42
change	-0.1%	-0.4%	0.2%	1.3%		1.9%	2.6%	2.2%	0.8%
Total Division *(5)	$225.98	$223.39	$216.12	$215.42		$223.40	$224.35	$225.24	$227.31
change	2.1%	1.4%	-1.0%	-2.4%		-1.1%	0.4%	4.2%	5.5%

Notes:

(1)	Tenant Performance statistics are provided by tenants. Due to late-reporting tenants, historical Tenant Performance data may change as the information is received and incorporated in the statistics.

(2)	Includes all reporting tenants less than 10,000 square feet.

(3)	Includes all reporting tenants less than 10,000 square feet for malls and all reporting tenants for shopping centers.

(4)	The 2004 same-property data reflects results of the 2005 same-property portfolio, as adjusted for dispositions during year; same property malls excludes Colonial Mall Gadsden, Colonial Mall Macon, Colonial Mall Temple, Colonial Mall Burlington and Colonial University Village.

(5)	Total division statistics exclude properties in lease-up.

4Q05	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail
CAPEX SUMMARY

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
Square Feet (in 000s)
Total SF	11,473	11,945	12,623	12,302	12,086	12,356	11,963	10,392	7,581	10,573
SF — Unconsolidated Assets	(531)	(531)	(510)	(170)	(436)	(556)	(563)	(563)	(3,533)	(1,304)

SF — Consolidated Assets	10,942	11,414	12,113	12,132	11,650	11,800	11,400	9,829	4,048	9,269

Capital Expenditures ($ in 000s) *(1)
Regular Maintenance	$416	$1,126	$676	$481	$2,699	$1,456	$2,546	$182	$205	$4,389
Revenue — Enhancing	94	713	236	723	1,766	414	361	921	561	2,257
Tenant Improvements	600	2,227	4,131	2,253	9,211	850	2,303	3,028	1,585	7,766
Leasing Commissions	284	705	411	804	2,204	279	308	1,756	1,060	3,403
Admin — Division	3	73	12	8	96	5	135	6	5	151

Total w/o Acquisition—Related	1,397	4,844	5,466	4,269	15,976	3,003	5,653	5,893	3,416	17,966
Acquisition—Related *(2)	—	—	—	78	78	43	221	1	151	416
Less: Unconsolidated Assets	(90)	(34)	(411)	(204)	(739)	18	(955)	(3)	(200)	(1,141)

Total — Consolidated Assets	$1,307	$4,810	$5,055	$4,143	$15,315	$3,064	$4,918	$5,892	$3,367	$17,241

Capital Expenditures per SF
Regular Maintenance	$0.04	$0.09	$0.05	$0.04	$0.22	$0.12	$0.21	$0.02	$0.03	$0.42
Revenue — Enhancing	0.01	0.06	0.02	0.06	0.15	0.03	0.03	0.09	0.07	0.21
Tenant Improvements	0.05	0.19	0.33	0.18	0.76	0.07	0.19	0.29	0.21	0.73
Leasing Commissions	0.02	0.06	0.03	0.07	0.18	0.02	0.03	0.17	0.14	0.32

Total	0.12	0.41	0.43	0.35	1.32	0.24	0.47	0.57	0.45	1.70

Total — Consolidated Assets	$0.12	$0.42	$0.42	$0.34	$1.31	$0.26	$0.43	$0.60	$0.83	$1.86

Notes:

(1)	Capital Expenditures includes unconsolidated subsidiary properties. See page 17 for a reconciliation to the Income Statement.

(2)	Capital spent on recently acquired properties. First year capital has been included in the total investment for purposes of underwriting the acquisition.
LEASE EXPIRATION SCHEDULE

(SF & $ in 000s)
	Total Consolidated & Unconsolidated Assets				Consolidated Assets Only
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2006	938	10%	$11,100	11%	687	10%	$7,016	10%
2007	1,042	11%	10,735	11%	911	14%	7,733	11%
2008	954	10%	9,941	10%	620	9%	6,636	9%
2009	1,046	11%	9,786	10%	656	10%	6,716	10%
2010	848	9%	11,520	11%	721	11%	9,061	13%
2011+	4,674	49%	48,803	48%	2,996	45%	32,772	47%

Total Leased SF	9,502		101,884		6,591		69,933

TENANT CONCENTRATION

(SF in 000s)	Total Consolidated & Unconsolidated Assets				Consolidated Assets Only
			% of Total				% of Total
		SF	Co. Rev			SF	Co. Rev
1	The Limited, Inc.	201	0.9%	1	TJX Companies, Inc.	281	0.6%
2	Saks Inc.	537	0.8%	2	Wal-Mart Stores, Inc.	307	0.4%
3	TJX Companies, Inc.	281	0.6%	3	Publix Supermarkets Inc.	185	0.4%
4	J.C. Penney Co., Inc.	845	0.5%	4	Regal Cinemas, Inc.	104	0.3%
5	Sears, Rouebuck & Co.	671	0.4%	5	Books-A-Million, Inc.	69	0.3%
6	Wal-Mart Stores, Inc.	307	0.4%	6	The Limited, Inc.	62	0.2%
7	Belk, Inc.	727	0.4%	7	Belk, Inc.	251	0.2%
8	Publix Super Markets, Inc.	185	0.4%	8	GAP, Inc.	65	0.2%
9	Books-A-Million, Inc.	99	0.3%	9	Saks, Inc.	195	0.2%
10	Gap, Inc.	95	0.3%	10	Bruno's, Inc.	139	0.2%

4Q05	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail
LEASING EXECUTION — TOTAL (MALLS & SHOPPING CENTERS) — CONSOLIDATED & UNCONSOLIDATED ASSETS

	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
(SF in 000s; $ per SF)
Square Feet *(1)
Renewal	286	207	89	154	736	88	279	304	277	948
New	84	143	223	175	625	47	192	207	183	629
Development	77	129	39	14	259	38	25	75	51	189

Total	447	479	351	343	1,620	173	496	586	511	1,765

Annual Rent $- Straight Line
Total	$12.91	$14.00	$13.91	$14.19	$13.72	$18.20	$13.74	$13.34	$13.71	$14.04

Annual Rent $- Cash *(2)
Renewal	$9.53	$11.73	$17.03	$14.38	$12.07	$15.18	$11.88	$9.81	$10.06	$10.98
New	18.63	13.10	11.20	11.40	12.69	23.62	14.84	15.81	15.17	15.90
Development	17.95	17.02	18.72	40.84	18.87	16.68	20.13	19.06	25.90	20.57

Total	$12.70	$13.57	$13.52	$13.97	$13.40	$17.80	$13.44	$13.11	$13.46	$13.77

TI Committed $
Renewal	$1.67	$—	$0.10	$—	$0.66	$0.14	$0.04	$0.16	$0.02	$0.08
New	32.27	33.01	33.24	6.11	25.47	14.53	19.36	33.94	15.56	22.68
Development	6.31	51.07	5.98	7.22	28.57	44.76	70.18	3.16	16.45	24.04

Total	$8.25	$23.63	$21.82	$3.42	$14.71	$13.85	$11.06	$12.47	$7.22	$10.70

Leasing Commissions $
Renewal	$0.45	$0.59	$0.76	$0.60	$0.56	$0.63	$0.83	$0.66	$0.46	$0.65
New	4.26	2.31	2.20	3.05	2.74	5.09	2.68	5.39	4.18	4.19
Development	2.78	2.88	1.72	6.62	2.88	2.76	3.54	4.86	5.12	4.33

Total	$1.57	$1.72	$1.79	$2.10	$1.78	$2.31	$1.68	$2.87	$2.26	$2.30

Notes:

(1)	Square feet leased during the quarter.

(2)	First full year rent for square feet produced during the quarter.
The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
Cash Rents	$12.70	$13.57	$13.52	$13.97	$13.40	$17.80	$13.44	$13.11	$13.46	$13.77
Concessions and Contr. Rent Incr.	0.21	0.43	0.39	0.22	0.32	0.39	0.31	0.24	0.26	0.27

Straight Line Rents	$12.91	$14.00	$13.91	$14.19	$13.72	$18.20	$13.74	$13.34	$13.71	$14.04

4Q05		NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail
LEASING EXECUTION — TOTAL (MALLS & SHOPPING CENTERS) — CONSOLIDATED ASSETS

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
(SF in 000s; $ per SF)
Square Feet *(1)
Renewal	286	189	89	154	717	70	275	282	256	883
New	80	132	220	175	607	31	196	201	178	605
Development	59	44	32	10	145	26	24	26	38	114

Total	424	365	340	339	1,469	127	495	509	472	1,603

Annual Rent $- Straight Line
Total	$12.45	$12.78	$13.52	$13.41	$13.00	$15.97	$14.11	$12.54	$12.79	$13.37

Annual Rent $- Cash *(2)
Renewal	$9.53	$11.49	$17.03	$14.39	$11.71	$15.07	$11.67	$9.12	$10.11	$10.67
New	18.72	12.90	11.17	11.40	12.24	17.18	15.92	15.68	14.83	15.58
Development	16.60	16.02	15.83	26.09	9.47	15.35	20.58	20.75	18.65	18.77

Total	$12.26	$12.55	$13.13	$13.20	$12.75	$15.64	$13.78	$12.30	$12.58	$13.11

TI Committed $
Renewal	$1.67	$—	$0.10	$—	$0.66	$—	$0.04	$0.13	$0.02	$0.06
New	33.86	35.45	33.73	6.11	25.39	8.62	18.98	34.49	15.76	22.65
Development	1.04	34.25	6.64	10.10	7.27	33.00	85.15	29.72	21.99	39.62

Total	$7.66	$16.95	$22.44	$3.46	$12.42	$8.94	$11.69	$15.18	$7.73	$11.41

Leasing Commissions $
Renewal	$0.45	$0.56	$0.76	$0.60	$0.54	$0.51	$0.62	$0.49	$0.48	$0.53
New	4.44	2.34	2.22	3.05	2.70	2.61	3.16	5.20	4.08	4.08
Development	2.59	2.98	1.38	4.97	1.46	2.08	3.65	3.75	2.51	2.93

Total	$1.50	$1.50	$1.76	$2.00	$1.68	$1.34	$1.78	$2.51	$2.00	$2.04

Notes:

(1)	Square feet leased during the quarter.

(2)	First full year rent for square feet produced during the quarter.

The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
Cash Rents	$12.26	$12.55	$13.13	$13.20	$12.75	$15.64	$13.78	$12.30	$12.58	$13.11
Concessions and Contr. Rent Incr.	0.20	0.23	0.39	0.21	0.25	0.33	0.33	0.24	0.21	0.26

Straight Line Rents	$12.45	$12.78	$13.52	$13.41	$13.00	$15.97	$14.11	$12.54	$12.79	$13.37

4Q05		NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Retail

		%	Total	Anchor	CLP
Property	Location	Own	SF (000s)	Owned	SF (000s)	4Q04	1Q05	2Q05	3Q05	4Q05	S-P
CONSOLIDATED PROPERTIES
Britt David Shopping Ctr	Columbus	GA	109.6	—	109.6	70.0%	70.0%	75.9%	75.9%	75.9%	S
Brookwood Village Ctr	Birmingham	AL	88.2	—	88.2	93.0%	93.0%	98.3%	98.3%	81.5%	S
CM Decatur	Huntsville	AL	576.1	80.9	495.2	86.2%	86.3%	86.2%	87.2%	89.0%	S
CM Lakeshore	Gainesville	GA	518.3	—	518.3	91.3%	90.7%	93.1%	93.5%	93.1%	S
CM Mayberry	Mount Airy	NC	206.9	57.8	149.1	97.0%	92.9%	89.7%	90.8%	94.5%	S
CM Staunton	Staunton	VA	423.3	—	423.3	97.8%	96.9%	97.6%	97.6%	96.9%	S
Colonial Brookwood Village	Birmingham	AL	604.1	232.0	372.2	94.8%	94.8%	95.0%	96.8%	96.3%	S
Colonial Shops Colonnade	Birmingham	AL	125.5	—	125.5	54.8%	56.0%	83.9%	83.3%	86.8%	S
CP Alabaster	Birmingham	AL	218.7	—	218.7				LU	100.0%
CP at Portofino	Houston	TX	372.5	—	372.5		82.3%	83.3%	81.0%	82.9%
CP Beechwood	Athens	GA	350.8	—	350.8	75.3%	82.9%	95.6%	96.1%	99.8%	S
CP Boulevard Square	Pembroke Pines	FL	220.7	—	220.7	94.9%	95.4%	95.4%	97.1%	100.0%
CP Burnt Store	Punta Gorda	FL	95.0	—	95.0	96.1%	96.1%	96.1%	97.2%	98.9%	S
CP Craft Farms	Gulf Shores	AL	53.2	—	53.2				LU	LU
CP Deerfield	Deerfield Beach	FL	378.7	—	378.7	97.6%	97.7%	98.0%	98.4%	99.3%
CP Hunter’s Creek	Orlando	FL	227.5	—	227.5	50.6%	50.6%	51.5%	51.5%	52.6%	S
CP Lakewood	Jacksonville	FL	195.2	—	195.2	87.6%	84.3%	84.3%	82.4%	83.0%	S
CP Montgomery	Montgomery	AL	209.1	44.0	165.1	75.0%	76.2%	77.1%	76.3%	80.0%	S
CP Montgomery North	Montgomery	AL	209.9	101.8	108.1	98.0%	98.0%	98.0%	98.0%	97.9%	S
CP Northdale	Tampa	FL	230.9	55.0	175.9	98.0%	98.0%	98.0%	94.3%	95.2%	S
CP TownPark	Orlando	FL	199.3	—	199.3	LU	87.7%	86.3%	86.4%	88.9%
CP Trussville	Birmingham	AL	388.3	—	388.3	97.7%	98.5%	100.0%	100.0%	100.0%	S
CP Trussville II	Birmingham	AL	282.7	224.5	58.2	97.3%	97.3%	97.3%	100.0%	100.0%
CP Tutwiler Farm	Birmingham	AL	514.1	174.0	340.1	100.0%	100.0%	100.0%	100.0%	99.4%	S
CP Wekiva	Orlando	FL	208.6	—	208.6	83.3%	83.3%	84.1%	84.9%	85.5%	S
CP Winter Haven	Orlando	FL	161.6	—	161.6	74.9%	87.7%	89.5%	87.4%	87.2%
CS Bear Lake	Orlando	FL	131.7	—	131.7	92.5%	93.5%	94.9%	88.3%	86.4%	S
CS Bellwood	Montgomery	AL	88.5	—	88.5	95.1%	100.0%	100.0%	96.7%	91.7%	S
CS Clay	Birmingham	AL	66.2	—	66.2	95.3%	95.3%	96.1%	91.9%	91.9%	S
CS College Parkway	Ft. Myers	FL	78.9	—	78.9	100.0%	100.0%	100.0%	100.0%	100.0%
CS McGehee	Montgomery	AL	98.3	—	98.3	77.6%	79.0%	81.7%	83.2%	88.0%	S
CS Pines Plaza	Pembroke Pines	FL	68.2	—	68.2	100.0%	100.0%	100.0%	100.0%	100.0%
CS Quaker Village	Greensboro	NC	102.2	—	102.2	79.9%	77.1%	78.5%	78.5%	78.0%	S
CS Yadkinville	Yadkinville	NC	90.9	—	90.9	94.7%	94.7%	96.5%	100.0%	100.0%	S
Kingwood Commons	Houston	TX	164.4	—	164.4	84.9%	84.9%	85.6%	87.5%	87.5%
Old Town Shopping Ctr	Montgomery	AL	38.8	—	38.8	59.7%	67.6%	59.7%	57.4%	57.4%	S
Rivermont Shopping Ctr	Chattanooga	TN	73.5	—	73.5	100.0%	100.0%	100.0%	100.0%	100.0%	S
Village on the Parkway	Dallas	TX 90%	381.2	—	381.2	96.2%	96.5%	94.4%	92.6%	94.7%

TOTAL CONSOLIDATED 38			8,551.3	970.0	7,581.3	89.3%	89.0%	90.2%	90.6%	91.6%

UNCONSOLIDATED PROPERTIES
CM Bel Air	Mobile	AL 10%	1,333.8	334.0	999.8					97.5%
CM Glynn Place	Brunswick	GA 10%	507.9	225.6	282.3					86.5%
CM Greenville	Greenville	NC 10%	450.3	46.1	404.3					96.4%
CM Myrtle Beach	Myrtle Beach	SC 10%	474.2	—	474.2					96.7%
CM Valdosta	Valdosta	GA 10%	399.0	73.7	325.3					92.8%
Colonial University Village	Auburn	AL 10%	526.2	124.7	401.5					87.2%
CP Turkey Creek	Knoxville	TN 50%	82.7	—	82.7				LU	LU
CP Hoover	Birmingham	AL 10%	380.6	215.8	164.8	98.8%	98.8%	98.8%	98.8%	93.8%	S
CP Madison	Huntsville	AL 25%	110.7	—	110.7	100.0%	100.0%	100.0%	100.0%	95.7%	S
Parkway Place	Huntsville	AL 45%	635.7	348.2	287.6	81.9%	82.6%	83.4%	83.4%	85.0%	S

TOTAL UNCONSOLIDATED 10			4,901.3	1,368.0	3,533.3

UNCONSOLIDATED WTD FOR CLP % OWNED			762.3		503.7	90.5%	90.9%	91.1%	91.2%	93.4%

4Q05	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Retail

		%		Total	Anchor	CLP
Property	Location	Own		SF (000s)	Owned	SF (000s)	4Q04	1Q05	2Q05	3Q05	4Q05	S-P
SOLD — LAST 5 QTRS
Orlando Fashion Square	Orlando	FL	50%	1,083.0	361.4	721.6
CM Gadsden	Gadsden	AL		517.0	—	517.0	95.9%
CM Temple	Temple	TX		555.6	109.0	446.6	90.8%	91.1%
CM Burlington	Burlington	NC		419.2	—	419.2	97.1%	97.1%	95.5%
CM Macon	Macon	GA		1,446.4	682.2	764.2	94.2%	92.6%	90.7%
CM Bel Air (1)	Mobile	AL		1,333.8	334.0	999.8	96.5%	95.9%	96.5%	96.8%
CM Glynn Place (1)	Brunswick	GA		507.9	225.6	282.3	92.1%	95.3%	95.3%	87.5%
CM Greenville (1)	Greenville	NC		450.3	46.1	404.3	98.4%	97.4%	96.7%	96.4%
CM Myrtle Beach (1)	Myrtle Beach	SC		474.2	—	474.2	94.7%	93.7%	91.8%	95.3%
CM Valdosta (1)	Valdosta	GA		399.0	73.7	325.3	96.2%	93.5%	93.2%	92.8%
Colonial University Village (1)	Auburn	AL		526.2	124.7	401.5	83.5%	84.2%	83.7%	86.0%

TOTAL SOLD	11			7,712.7	1,956.6	5,756.1	94.3%	93.6%	93.2%	93.6%

THIRD-PARTY MANAGED PROPERTIES
Calico Corner	Birmingham	AL	0%	5.5		5.5
Hoover Commons	Birmingham	AL	0%	196.8		196.8
Meadowbrook Place	Huntsville	AL	0%	68.0		68.0
Plaza Centre	Madison	AL	0%	82.0		82.0

TOTAL MANAGED	4			352.3		352.3

SUMMARY
						Occupancies Weighted for CLP% Owned
Consolidated	38			8,551.3	970.0	7,581.3	89.3%	89.0%	90.2%	90.6%	91.6%
Unconsolidated	10			4,901.3	1,368.0	3,533.3	90.5%	90.9%	91.1%	91.2%	93.4%

Subtotal — Current Portfolio	48			13,452.6	2,338.0	11,114.6	89.4%	89.2%	90.2%	90.7%	92.2%

Managed	4			352.3	—	352.3

Total Owned & Managed	52			13,804.9	2,338.0	11,466.9

Sold	11			7,712.7	1,956.6	5,756.1	94.3%	93.6%	93.2%

Occupancy Total Including Sold Assets							91.4%	91.0%	91.2%	91.5%	92.2%

By Property Type (Consolidated & Unconsolidated Assets)
Regional Malls	12			6,656.0	1,522.9	5,133.2	91.2%	90.7%	91.3%	91.9%	93.4%
Shopping Centers	36			6,796.6	815.1	5,981.5	88.6%	88.9%	89.8%	90.2%	91.0%

Total Division	48			13,452.6	2,338.0	11,114.6	89.4%	89.2%	90.2%	90.7%	92.2%

Same-Property Occupancy
Same-Property Portfolio *	29			7,098.5	1,309.4	5,789.1	88.5%	88.6%	90.5%	90.4%	90.6%

*	Same-property portfolio is adjusted historically to reflect the current same-property portfolio.

(1)	Colonial entered into a joint venture with the GPT Group and Babcock & Brown in which it transferred these six regional malls to the partnership. Colonial retained a 10% interest in these properties.

4Q05	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Retail
Exposure By Market — Most Recent Quarter

		CONSOLIDATED			UNCONSOLIDATED			SUBTOTAL			MANAGED		TOTAL
		#	SF	Occy	#	SF	Occy	#	SF	Occy	#	SF	#	SF
Birmingham	AL	8	1,657	96.7%	1	165	93.8%	9	1,822	96.5%	2	202	11	2,024
Auburn	AL				1	402	87.2%	1	402	87.2%			1	402
Huntsville	AL	1	495	89.0%	2	398	87.9%	3	894	88.5%	1	68	4	962
Madison	AL										1	82	1	82
Mobile	AL				1	1,000	97.5%	1	1,000	97.5%			1	1,000
Montgomery	AL	5	499	85.7%				5	499	85.7%			5	499
Gulf Shores	AL	1	53					1	53				1	53

ALABAMA		15	2,704	91.4%	5	1,964	93.1%	20	4,669	93.2%	4	352	24	5,021

Orlando	FL	5	929	78.6%				5	929	78.6%			5	929
Tampa	FL	1	176	95.2%				1	176	95.2%			1	176
Ft. Myers	FL	1	79	100.0%				1	79	100.0%			1	79
Deerfield Beach	FL	1	379	99.3%				1	379	99.3%			1	379
Pembroke Pines	FL	2	289	100.0%				2	289	100.0%			2	289
Jacksonville	FL	1	195	83.0%				1	195	83.0%			1	195
Punta Gorda	FL	1	95	98.9%				1	95	98.9%			1	95

FLORIDA		12	2,141	88.6%				12	2,141	88.6%			12	2,141

Columbus	GA	1	110	75.9%				1	110	75.9%			1	110
Brunswick	GA				1	282	86.5%	1	282	86.5%			1	282
Gainesville	GA	1	518	93.1%				1	518	93.1%			1	518
Valdosta	GA				1	325	92.8%	1	325	92.8%			1	325
Athens	GA	1	351	99.8%				1	351	99.8%			1	351

GEORGIA		3	979	93.6%	2	608	89.9%	5	1,586	92.2%			5	1,586

Greensboro	NC	1	102	78.0%				1	102	78.0%			1	102
Yadkinville	NC	1	91	100.0%				1	91	100.0%			1	91
Mount Airy	NC	1	149	94.5%				1	149	94.5%			1	149
Greenville	NC				1	404	96.4%	1	404	96.4%			1	404

NORTH CAROLINA		3	342	91.0%	1	404	96.4%	4	747	93.9%			4	747

Myrtle Beach	SC				1	474	96.7%	1	474	96.7%			1	474

SOUTH CAROLINA					1	474	96.7%	1	474	96.7%			1	474

Knoxville	TN				1	83		1	83				1	83
Chattanooga	TN	1	73	100.0%				1	73	100.0%			1	73

TENNESSEE		1	73	100.0%	1	83		2	156	100.0%			2	156

Dallas	TX	1	381	94.7%				1	381	94.7%			1	381
Houston	TX	2	537	84.3%				2	537	84.3%			2	537

TEXAS		3	918	88.6%				3	918	88.6%			3	918

Staunton	VA	1	423	96.9%				1	423	96.9%			1	423

VIRGINIA		1	423	96.9%				1	423	96.9%			1	423

TOTAL		38	7,581	91.6%	10	3,533	93.4%	48	11,115	92.2%	4	352	52	11,467

Note:
Occupancies for unconsolidated properties are weighted according to CLP’s percentage interest.

4Q05	NYSE: CLP

COLONIAL PROPERTIES TRUST
Glossary of Terms

AVERAGE RENT PER SQUARE FOOT (UNIT):	Base rental revenue charged to tenants divided by occupied square feet for retail and office properties. Average of monthly rent charged for occupied and rent asked for unoccupied units at month end for multifamily properties. Rental revenue used is on an annual basis for retail and office properties and on a monthly basis for multifamily properties.

CAPITALIZED LEASING COMMISSIONS:	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses) from sales of property.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

FUNDS FROM OPERATIONS (FFO):	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

GROSS SALES PER SQUARE FOOT:	Gross retail sales reported by tenants divided by rented square feet.

LEASING EXECUTION:	Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OCCUPANCY COST PERCENT:	Tenants’ occupancy cost as a percentage of their gross sales.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-year.

PROPERTY OR DIVISIONAL NET OPERATING INCOME:	Property revenues less property operating expenses.

RENEWAL OR RE-LEASE:	Leases that have been renewed by current tenants or leased space that has been re-leased by new tenants.

RENTAL DOLLARS (LEASING EXECUTION):	Total annual revenues to be earned the first year from renewed or re-leased space.

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant. Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TI COMMITTED:	Tenant improvements which have been committed as a part of entering into a lease agreement.

TOTAL MARKET CAPITALIZATION:	The sum of total notes and mortgages payable plus the total market value of all shares and units outstanding at the market price per share on the date indicated.

4Q05	NYSE: CLP